Exhibit 10.8

EXECUTION VERSION

AMENDED AND RESTATED
SECURITY AGREEMENT

THIS AMENDED AND RESTATED SECURITY AGREEMENT dated as of February 22, 2017 (this “Security Agreement”) is being entered into by and among MASTEC, INC. a Florida corporation (the “Company” and a “Grantor”), MASTEC NORTH AMERICA, INC. a Florida corporation (“MasTec North America” and a “Grantor”), EACH OF THE UNDERSIGNED SUBSIDIARIES OF THE COMPANY AND EACH OTHER PERSON WHO SHALL BECOME A PARTY HERETO BY EXECUTION OF A SECURITY JOINDER AGREEMENT (each a “Grantor” and together with the Company and MasTec North America, collectively, the “Grantors”), and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) for each of the Secured Parties (as defined in the Credit Agreement referenced below).

WHEREAS, the Company and MasTec North America, as borrowers, the lenders party thereto (the “Existing Lenders”) and the Administrative Agent are parties to that certain Third Amended and Restated Credit Agreement dated as of August 22, 2011 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), pursuant to which the Existing Lenders agreed to provide a revolving credit facility, a multi-currency revolving credit facility, a letter of credit subfacility and a term loan facility to the Company and its Subsidiaries (as defined therein);
WHEREAS, in connection with the Existing Credit Agreement, the Company and certain of its Subsidiaries and the Administrative Agent entered into that certain Security Agreement dated as of August 22, 2011 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Security Agreement”);

WHEREAS, pursuant to that certain Fourth Amended and Restated Credit Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, MasTec North America (MasTec North America together with the Company, collectively, the “Borrowers” and each individually a “Borrower”), the Administrative Agent, Bank of America, N.A., as Swing Line Lender and L/C Issuer, and the lenders now or hereafter party thereto (the “Lenders”), the Borrowers have requested that the Existing Credit Agreement be amended and restated, and the Administrative Agent and the Lenders are willing to so amend and restate the Existing Credit Agreement;

WHEREAS, a material part of the consideration given in connection with and as an inducement to the execution and delivery of the Credit Agreement by the Administrative Agent and the Lenders is the obligation of the Grantors to enter into this Security Agreement, and the Secured Parties are unwilling to extend and maintain the credit facilities provided under the Loan Documents unless the Grantors enter into this Security Agreement;

WHEREAS, certain additional extensions of credit may be made from time to time for the benefit of the Grantors pursuant to certain Secured Cash Management Agreements, Secured Hedge Agreements and Secured Permitted Standalone Letters of Credit; and

NOW THEREFORE, in order to induce (a) the Administrative Agent and the Lenders to amend and restate the Existing Credit Agreement and (b) the Secured Parties to from time to time make and maintain extensions of credit under the Credit Agreement and under the Secured Cash Management Agreements, Secured Hedge Agreements and Secured Permitted Standalone Letters of Credit, the parties hereto agree that the Existing Security Agreement is hereby amended and restated in this Security Agreement, and this Security Agreement shall constitute neither a release nor novation of any liens and security interests arising under the Existing Security Agreement nor a refinancing of any indebtedness or obligations arising thereunder or under the Existing Credit Agreement or related documents, but rather the liens and security interests in effect under the Existing Security Agreement shall continue in effect on the terms hereof, as follows:

1.    Certain Definitions. All capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement. Terms used in this Security Agreement that are not otherwise expressly defined herein or in the Credit Agreement, and for which meanings are provided in the Uniform Commercial Code of the State of New York (the “UCC”), shall have such meanings unless the context requires otherwise. In addition, for purposes of this Security Agreement, the following terms have the following definitions:

“Qualifying Control Agreement” means (a) with respect to Investment Property credited to any securities account, an agreement executed by the applicable securities intermediary and the applicable Grantor, in form and substance reasonably acceptable to the Administrative Agent; (b) with respect to Deposit Accounts or tangible personal property Collateral in the possession, custody or control of any warehouseman or other bailee, an acknowledgment and agreement executed by the depositary institution or bailee, as the case may be, and (as to Deposit Accounts) the applicable Grantor, in form and substance reasonably acceptable to the Administrative Agent (provided that no Qualifying Control Agreement shall be required in respect of any Specified Deposit Account); (c) with respect to Letter-of-Credit Rights, an acknowledgment and agreement of the issuer or other applicable person nominated to accept drafts and or effect payment thereunder (the “Issuer”) of the related letter of credit in form and substance reasonably acceptable to the Administrative Agent; and (d) with respect to any Investment Property in the form of uncertificated securities, an agreement of the issuer of such Investment Property in form and substance reasonably acceptable to the Administrative Agent sufficient to confer control (within the meaning of Section 9-106 of the UCC) over such property and containing such other terms and provisions as the Administrative Agent may reasonably request.

“Secured Obligations” means (a) as to each Borrower, all of the Obligations, including, the payment and performance of its obligations and liabilities (whether now existing or hereafter arising) (i) under the Credit Agreement and each of the other Loan Documents (including this Security Agreement) to which it is now or hereafter becomes a party, and (ii) under any Secured Cash Management Agreements, Secured Hedge Agreements and Secured Permitted Standalone Letters of Credit to which any Loan Party or, with respect to Secured Permitted Standalone Letters of Credit, any Restricted Subsidiary thereof, is now or hereafter becomes a party, and (b) as to each Subsidiary Guarantor, the payment and performance of its obligations and liabilities (whether now existing or hereafter arising) (i) under the Subsidiary Guaranty and each of the other Loan Documents (including this Security Agreement) to which it is now or hereafter becomes a party, and (ii) any Secured Cash Management Agreements, Secured Hedge Agreements and Secured Permitted Standalone Letters of Credit to which it, or, in the case of a Secured Permitted Standalone Letter of Credit, any Restricted Subsidiary thereof, is now or hereafter becomes a party.

“Specified Deposit Account” means (a) Deposit Accounts that are zero balance disbursement accounts, (b) Deposit Accounts used solely to fund payroll, payroll taxes and similar employment taxes or employee benefits in the ordinary course of business, (c) any Deposit Account, the balance of which is transferred at the end of each Business Day to a Deposit Account that is subject to the Administrative Agent’s control (as defined in Section 9-104 of the UCC) and (d) other Deposit Accounts with an amount on deposit of less than $1,000,000 at any time with respect to any particular Deposit Account and less than $2,500,000 at any time in the aggregate for all such Deposit Accounts.

2.    Grant of Security Interest. Each Grantor grants as collateral security for the payment, performance and satisfaction of the Secured Obligations, to the Administrative Agent for the benefit of the Secured Parties a continuing first priority security interest (subject only to Permitted Liens) in and to, and collaterally assigns to the Administrative Agent for the benefit of the Secured Parties, all of the assets of such Grantor or in which such Grantor has or may have or acquire an interest or the power to transfer rights therein, whether now owned or existing or hereafter created, acquired or arising and wheresoever located, including the following:

(a)    All accounts, including accounts receivable, contracts, bills, acceptances, choses in action, and other forms of monetary obligations at any time owing to such Grantor arising out of property sold, leased, licensed, assigned or otherwise disposed of or for services rendered or to be rendered by such Grantor, and all of such Grantor’s rights with respect to any property represented thereby, whether or not delivered, property returned by customers and all rights as an unpaid vendor or lienor, including rights of stoppage in transit and of recovering possession by proceedings including replevin and reclamation (collectively referred to hereinafter as “Accounts”);

(b)    All inventory, including all goods manufactured or acquired for sale or lease, and any piece goods, raw materials, work in process and finished merchandise, component materials, and all supplies, goods, incidentals, office supplies, packaging materials and any and all items used or consumed in the operation of the business of such Grantor or which may contribute to the finished product or to the sale, promotion and shipment thereof, in which such Grantor now or at any time hereafter may have an interest, whether or not the same is in transit or in the constructive, actual or exclusive occupancy or possession of such Grantor or is held by such Grantor or by others for such Grantor’s account (collectively referred to hereinafter as “Inventory”);

(c)    All goods, including all machinery, equipment, motor vehicles, parts, supplies, apparatus, appliances, tools, patterns, molds, dies, blueprints, fittings, furniture, furnishings, fixtures and articles of tangible personal property of every description, and all computer programs embedded in any of the foregoing and all supporting information relating to such computer programs (collectively referred to hereinafter as “Equipment”);

(d)     All general intangibles, including all rights now or hereafter accruing to such Grantor under contracts, leases, agreements or other instruments, including all contracts or contract rights to perform or receive services, to purchase or sell goods, or to hold or use land or facilities, and to enforce all rights thereunder, all causes of action, corporate or business records, inventions, patents and patent rights, rights in mask works, designs, trade names and trademarks and all goodwill associated therewith, trade secrets, trade processes, copyrights, licenses, permits, franchises, customer lists, computer programs and software, all internet domain names and registration rights thereto, all internet websites and the content thereof, all payment intangibles, all claims under guaranties, tax refund claims, all rights and claims against carriers and shippers, leases, all claims under insurance policies, all interests in general and limited partnerships, limited liability companies, and other Persons not constituting Investment Property (as defined below), all rights to indemnification and all other intangible personal property and intellectual property of every kind and nature (collectively referred to hereinafter as “General Intangibles”) (provided that for the avoidance of doubt the Voting Equity Interests (as defined in the Pledge Agreement) of CFCs and CFC Holdcos which are excluded from the definition of Pledged Collateral (as defined in the Pledge Agreement) pursuant to Section 2(a)(i) of the Pledge Agreement shall not be “General Intangibles”);

(e)    All deposit accounts, including demand, time, savings, passbook, or other similar accounts maintained with any bank by or for the benefit of such Grantor (collectively referred to hereinafter as “Deposit Accounts”);

(f)    All chattel paper, including tangible chattel paper, electronic chattel paper, or any hybrid thereof (collectively referred to hereinafter as “Chattel Paper”);

(g)    All investment property, including all securities, security entitlements, securities accounts, commodity contracts and commodity accounts of or maintained for the benefit of such Grantor, but excluding Pledged Interests subject to the Pledge Agreement (collectively referred to hereinafter as “Investment Property”) (provided that for the avoidance of doubt the Voting Equity Interests (as defined in the Pledge Agreement) of CFCs and CFC Holdcos which are excluded from the definition of Pledged Collateral (as defined in the Pledge Agreement) pursuant to Section 2(a)(i) of the Pledge Agreement shall not be “Investment Property”);

(h)    All instruments, including all promissory notes (collectively referred to hereinafter as “Instruments”);

(i)    All documents, including warehouse receipts, bills of lading and other documents of title (collectively referred to hereinafter as “Documents”);

(j)    All rights to payment or performance under letters of credit including rights to proceeds of letters of credit (“Letter-of-Credit Rights”), and all guaranties, endorsements, Liens, other Guarantee obligations or supporting obligations of any Person securing or supporting the payment, performance, value or liquidation of any of the foregoing (collectively, with Letter-of-Credit Rights, referred to hereinafter as “Supporting Obligations”);

(k)    The commercial tort claims identified on Schedule 9(i) hereto, as such Schedule may be supplemented from time to time in accordance with the terms hereof (collectively referred to hereinafter as “Commercial Tort Claims”);

(l)    All books and records relating to any of the forgoing (including customer data, credit files, ledgers, computer programs, printouts, and other computer materials and records (and all media on which such data, files, programs, materials and records are or may be stored)); and

(m)    All proceeds, products and replacements of, accessions to, and substitutions for, any of the foregoing, including without limitation proceeds of insurance policies insuring any of the foregoing.

All of the property and interests in property described in subsections (a) through (m) are herein collectively referred to as the “Collateral.” Notwithstanding the foregoing, the grant of a security interest and collateral assignment under this Section 2 shall not extend to, and the term “Collateral” shall not include, any Excluded Asset.

3.     Perfection. As of the date of execution of this Security Agreement or Security Joinder Agreement by each Grantor, as applicable (with respect to each Grantor, its “Applicable Date”), such Grantor shall have:

(a)    furnished the Administrative Agent with duly authorized financing statements in form, number and substance suitable for filing, sufficient under applicable law, and reasonably satisfactory to the Administrative Agent in order that upon the filing of the same the Administrative Agent, for the benefit of the Secured Parties, shall have a duly perfected security interest in all Collateral in which a security interest can be perfected by the filing of financing statements;

(b)    to the extent expressly required by the terms hereof or of the Credit Agreement, or otherwise as the Administrative Agent may reasonably request, furnished the Administrative Agent with properly executed Qualifying Control Agreements, issuer acknowledgments of the Administrative Agent’s interest in Letter-of-Credit Rights, and evidence of the placement of a restrictive legend on tangible chattel paper (and the tangible components of electronic Chattel Paper), and taken appropriate action acceptable to the Administrative Agent sufficient to establish the Administrative Agent’s control of electronic Chattel Paper (and the electronic components of hybrid Chattel Paper), as appropriate, with respect to Collateral in which either (i) a security interest can be perfected only by control or such restrictive legending, or (ii) a security interest perfected by control or accompanied by such restrictive legending shall have priority as against a lien creditor, a purchaser of such Collateral from the applicable Grantor, or a security interest perfected by Persons not having control or not accompanied by such restrictive legending, in each case in form and substance reasonably acceptable to the Administrative Agent and sufficient under applicable law so that the Administrative Agent, for the benefit of the Secured Parties, shall have a security interest in all such Collateral perfected by control; and

(c)    to the extent expressly required by the terms hereof or of the Credit Agreement, or otherwise as the Administrative Agent may request, delivered to the Administrative Agent possession of all Collateral with respect to which either a security interest can be perfected only by possession or a security interest perfected by possession shall have priority as against Persons not having possession, and including in the case of Instruments, Documents, and Investment Property in the form of certificated securities, duly executed endorsements or stock powers in blank, as the case may be, affixed thereto in form and substance reasonably acceptable to the Administrative Agent and sufficient under applicable law so that the Administrative Agent, for the benefit of the Secured Parties, shall have a security interest in all such Collateral perfected by possession;

with the effect that the Liens conferred in favor of the Administrative Agent shall be and remain duly perfected and of first priority subject only, to the extent applicable, to Liens allowed to exist under Section 7.01 of the Credit Agreement (“Permitted Liens”). All financing statements (including all amendments thereto and continuations thereof), control agreements, certificates, acknowledgments, stock powers and other documents, electronic identification, restrictive legends, and instruments furnished in connection with the creation, enforcement, protection, perfection or priority of the Administrative Agent’s security interest in Collateral, including such items as are described above in this Section 3, are sometimes referred to herein as “Perfection Documents”. The delivery of possession of items of or evidencing Collateral, causing other Persons to execute and deliver Perfection Documents as appropriate, the filing or recordation of Perfection Documents, the establishment of control over items of Collateral, and the taking of such other actions as may be necessary or advisable in the determination of the Administrative Agent to create, enforce, protect, perfect, or establish or maintain the priority of, the security interest of the Administrative Agent for the benefit of the Secured Parties in the Collateral is sometimes referred to herein as “Perfection Action”.

Notwithstanding anything to the contrary herein, no Loan Party shall be required to (i) record the Administrative Agent’s Lien on the certificate of title with respect to any motor vehicles, trailers, mobile homes, manufactured homes, boats or rolling stock that constitute Collateral to the extent any such Collateral has a fair market value of less than $250,000, (ii) take any Perfection Action with respect to letter of credit rights or commercial tort claims that constitute Collateral, in either case to the extent any such Collateral is in an individual amount of less than $1,000,000,

(iii) take any Perfection Action with respect to real property that does not have a fair market value in excess of $5,000,000, (iv) provide any Collateral constituting indebtedness owing from a CFC, CFC Holdco or Prohibited Subsidiary (to the extent a pledge of its indebtedness is prohibited by applicable Law) or any Collateral with respect to which the grant of a security interest or Lien therein would result in adverse Tax or regulatory consequences to the Company or any Restricted Subsidiary, as determined in good faith by the Company and as described to the Administrative Agent in reasonable detail upon its request or (v) take any Perfection Action respect to any Collateral for which the cost of perfecting security interest in such Collateral exceeds the practical benefit to the Secured Parties as reasonably determined in good faith by the Administrative Agent.

4.    Maintenance of Security Interest; Further Assurances.

(a)    Each Grantor will from time to time at its own expense, deliver specific assignments of Collateral or such other Perfection Documents, and take such other or additional Perfection Action, as may be required by the terms of the Loan Documents or as the Administrative Agent may reasonably request in connection with the administration or enforcement of this Security Agreement or related to the Collateral or any part thereof in order to carry out the terms of this Security Agreement, to perfect, protect, maintain the priority of or enforce the Administrative Agent’s security interest in the Collateral, subject only to Permitted Liens, or otherwise to better assure and confirm unto the Administrative Agent its rights, powers and remedies for the benefit of the Secured Parties hereunder. Without limiting the foregoing, each Grantor hereby irrevocably authorizes the Administrative Agent to file (with, or to the extent permitted by applicable law, without the signature of the Grantor appearing thereon) financing statements (including amendments thereto and initial financing statements in lieu of continuation statements) or other Perfection Documents (including copies thereof) showing such Grantor as “debtor” at such time or times and in all filing offices as the Administrative Agent may from time to time determine to be necessary or advisable to perfect or protect the rights of the Administrative Agent and the Secured Parties hereunder, or otherwise to give effect to the transactions herein contemplated, any of which Perfection Documents, at the Administrative Agent’s election, may describe the Collateral as or including all assets of the Grantor. Each Grantor hereby irrevocably ratifies and acknowledges the Administrative Agent’s authority to have effected filings of Perfection Documents made by the Administrative Agent prior to its Applicable Date.

(b)    With respect to any and all Collateral, each Grantor agrees to do and cause to be done all things necessary to perfect, maintain the priority of and keep in full force the security interest granted in favor of the Administrative Agent for the benefit of the Secured Parties, including, but not limited to, the prompt payment upon demand therefor by the Administrative Agent of all reasonable and documented fees and expenses (including documentary stamp, excise or intangibles taxes but limited, in the case of attorney’s fees, to the reasonable and documented fees and expenses of one primary counsel to the Administrative Agent and one local counsel and applicable regulatory counsel in each jurisdiction) incurred in connection with the preparation, delivery, or filing of any Perfection Document or the taking of any Perfection Action to perfect, protect or enforce a security interest in Collateral in favor of the Administrative Agent for the benefit of the Secured Parties, subject only to Permitted Liens. All amounts not so paid when due shall constitute additional Secured Obligations and (in addition to other rights and remedies resulting from such nonpayment) shall, upon the request of the Required Lenders, bear interest from the date of demand until paid in full at the Default Rate.

(c)    Each Grantor agrees to maintain among its books and records appropriate notations or evidence of, and to make or cause to be made appropriate disclosure upon its financial statements of, the security interest granted hereunder to the Administrative Agent for the benefit of the Secured Parties.

5.    Receipt of Payment. In the event an Event of Default shall occur and be continuing and a Grantor (or any of its Affiliates, subsidiaries, stockholders, directors, officers, employees or agents) shall receive any proceeds of Collateral, including without limitation monies, checks, notes, drafts or any other items of payment, each Grantor shall hold all such items of payment in trust for the Administrative Agent for the benefit of the Secured Parties, and as the property of the Administrative Agent for the benefit of the Secured Parties, separate from the funds and other property of such Grantor, and no later than the fifth Business Day following the receipt thereof, at the election of the Administrative Agent, such Grantor shall cause such Collateral to be forwarded to the Administrative Agent for its custody, possession and disposition on behalf of the Secured Parties in accordance with the terms hereof and of the other Loan Documents.

6.    Preservation and Protection of Collateral.

(a)    The Administrative Agent shall be under no duty or liability with respect to the collection, protection or preservation of the Collateral, or otherwise. Each Grantor shall be responsible for the safekeeping of its Collateral, and in no event shall the Administrative Agent have any responsibility for (i) any loss or damage thereto or destruction thereof occurring or arising in any manner or fashion from any cause, (ii) any diminution in the value thereof, or (iii) any act or default of any carrier, warehouseman, bailee or forwarding agency thereof or other Person in any way dealing with or handling such Collateral.

(b)    Each Grantor shall keep and maintain its tangible personal property Collateral to the extent required under Section 6.06 of the Credit Agreement.

(c)    Each Grantor agrees (i) to pay when due all taxes, charges and assessments against the Collateral in which it has any interest, unless being contested in good faith by appropriate proceedings diligently conducted and against which adequate reserves have been established in accordance with GAAP applied on a basis consistent with the application of GAAP in the Audited Financial Statements, and (ii) to cause to be terminated and released all Liens (other than Permitted Liens) on the Collateral. Upon the failure of any Grantor to so pay or contest such taxes, charges, or assessments, or cause such Liens to be terminated, the Administrative Agent at its option may pay or contest any of them or amounts relating thereto (the Administrative Agent having the sole right to determine the legality or validity and the amount necessary to discharge such taxes, charges, Liens or assessments) but shall not have any obligation to make any such payment or contest. All sums so disbursed by the Administrative Agent, including all fees and expenses of counsel (to the extent such fees and expenses are required to be reimbursed or paid by the Borrowers under the Credit Agreement) (collectively, “Attorneys’ Costs”), court costs, expenses and other charges related thereto, shall be payable on demand by the applicable Grantor to the Administrative Agent and shall be additional Secured Obligations secured by the Collateral, and any amounts not so paid on demand (in addition to other rights and remedies resulting from such nonpayment) shall bear interest from the date of demand until paid in full at the Default Rate.

7.    Status of Grantors and Collateral Generally. Each Grantor represents and warrants to, and covenants with, the Administrative Agent for the benefit of the Secured Parties, with respect to itself and the Collateral as to which it has or acquires any interest, that:

(a)    It is at its Applicable Date (or as to Collateral acquired after its Applicable Date will be upon the acquisition of the same) and, except as permitted by the Credit Agreement and subsection (b) of this Section 7, will continue to be, the owner of the Collateral, free and clear of all Liens, other than the security interest hereunder in favor of the Administrative Agent for the benefit of the Secured Parties and Permitted Liens, and that it will at its own cost and expense defend such Collateral and any products and proceeds thereof against all claims and demands of all Persons (other than holders of Permitted Liens) to the extent of their claims permitted under the Credit Agreement at any time claiming the same or any interest therein adverse to the Secured Parties. Upon the failure of any Grantor to so defend, the Administrative Agent may do so at its option but shall not have any obligation to do so. All sums so disbursed by the Administrative Agent, including reasonable Attorneys’ Costs, court costs, expenses and other charges related thereto, shall be payable on demand by the applicable Grantor to the Administrative Agent and shall be additional Secured Obligations secured by the Collateral, and any amounts not so paid on demand (in addition to other rights and remedies resulting from such nonpayment) shall, upon the request of the Required Lenders, bear interest from the date of demand until paid in full at the Default Rate.

(b)    It shall not (i) sell, assign, transfer, lease, license or otherwise dispose of any of, or grant any option with respect to, the Collateral, except as permitted under the Credit Agreement or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral except for the security interests created by this Security Agreement and Permitted Liens.

(c)    It has full power, legal right and lawful authority to enter into this Security Agreement (and any Security Joinder Agreement applicable to it) and to perform its terms, including the grant of the security interests in the Collateral herein provided for.

(d)    No authorization, consent, approval or other action by, and no notice to or filing with, any Governmental Authority or any other Person which has not been given or obtained, as the case may be, is required either (i) for the grant by such Grantor of the security interests granted hereby or for the execution, delivery or performance of this Security Agreement (or any Security Joinder Agreement) by such Grantor, or (ii) for the perfection of or the exercise by the Administrative Agent, on behalf of the Secured Parties, of its rights and remedies hereunder, except for action required by the Uniform Commercial Code to perfect and exercise remedies with respect to the security interest conferred hereunder.
(e)    No effective financing statement or other Perfection Document similar in effect, nor any other Perfection Action, covering all or any part of the Collateral purported to be granted or taken by or on behalf of such Grantor (or by or on behalf of any other Person and which remains effective as against all or any part of the Collateral) has been filed in any recording office, delivered to another Person for filing (whether upon the occurrence of a contingency or otherwise), or otherwise taken, as the case may be, except such as pertain to Permitted Liens and such as may have been filed for the benefit of, delivered to, or taken in favor of, the Administrative Agent for the benefit of the Secured Parties in connection with the security interests conferred hereunder.

(f)    Schedule 7(f) attached hereto contains true and complete information as to each of the following: (i) the exact legal name of each Grantor as it appears in its Organization Documents as of its Applicable Date and at any time during the five (5) year period ending as of its Applicable Date (the “Covered Period”), (ii) the jurisdiction of formation and form of organization of each Grantor, and the identification number of such Grantor in its jurisdiction of formation (if any) as of its Applicable Date and at any time during the Covered Period, (iii) each address of the chief executive office of each Grantor as of its Applicable Date and at any time during the Covered Period, (iv) all trade names or trade styles used by such Grantor as of its Applicable Date and at any time during the Covered Period, (v) the address of each owned or leased location of such Grantor at which any tangible personal property Collateral (including Account Records and Account Documents) having a value exceeding $500,000 is located at its Applicable Date or has been located at any time during the Covered Period, and (vi) with respect to each location described in clause (v) that is leased by such Grantor, the name of the landlord thereof. No Grantor shall change its name, change its jurisdiction of formation (whether by reincorporation, merger or otherwise), change the location of its chief executive office, or utilize any additional location where Account Records and Account Documents may be located, except in each case upon giving not less than thirty (30) days’ (or such other period as may be agreed to by the Administrative Agent) prior written notice to the Administrative Agent and taking or causing to be taken at such Grantor’s expense all such Perfection Action, including the delivery of such Perfection Documents, as may be reasonably requested by the Administrative Agent to perfect or protect, or maintain the perfection and priority of, the Lien of the Administrative Agent for the benefit of the Secured Parties in Collateral contemplated hereunder.

(g)    No Grantor shall cause, suffer or permit any of the tangible personal property Collateral to be evidenced by any document of title (except for shipping documents as necessary or customary to effect the receipt of raw materials or components or the delivery of inventory to customers, in each case in the ordinary course of business) (other than Inventory or Equipment in transit, Inventory or Equipment located at customer locations in connection with completion of customer contracts in the ordinary course of business, Inventory having a value of less than $500,000 in the aggregate for any single location, or Equipment having a value of less than $500,000 in the aggregate for any single location).

(h)    No Account Records and Account Documents is or shall be located at any location that is leased by such Grantor from any other Person, unless (x) such location and lessor is set forth on Schedule 7(f) attached hereto or such Grantor provides not less than thirty (30) days’ prior written notice thereof to the Administrative Agent, (y) to the extent requested by the Administrative Agent, such lessor acknowledges the Lien in favor of the Administrative Agent for the benefit of the Secured Parties conferred hereunder and waives its statutory and consensual liens and rights with respect to such Collateral in form and substance acceptable to the Administrative Agent and delivered in writing to the Administrative Agent prior to any Collateral being located at any such location, and (z) the Grantor shall have caused at its expense to be prepared and executed such additional Perfection Documents and to be taken such other Perfection Action as the Administrative Agent may deem necessary or advisable to carry out the transactions contemplated by this Security Agreement.

8.    Inspection. The Administrative Agent (by any of its officers, employees and agents), on behalf of the Secured Parties, shall have the right upon prior notice to an executive officer of any Grantor, and at any reasonable times during such Grantor’s usual business hours, to inspect the Collateral, all records related thereto (and to make extracts or copies from such records), and the premises upon which any of the Collateral is located, to discuss such Grantor’s affairs and finances with any Person (other than Persons obligated on any Accounts (“Account Debtors”) except as expressly otherwise permitted in the Loan Documents) and to verify with any Person other than (except as expressly otherwise permitted in the Loan Documents) Account Debtors the amount, quality, quantity, value and condition of, or any other matter relating to, the Collateral and, if an Event of Default has occurred and is continuing, to discuss such Grantor’s affairs and finances with such Grantor’s Account Debtors and to verify the amount, quality, value and condition of, or any other matter relating to, the Collateral with such Account Debtors.

9.    Specific Collateral.

(a)    Accounts. With respect to its Accounts whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that all records of its Accounts (“Account Records”) and copies of proof of delivery and other documents relating to its Accounts so scheduled, including without limitation repayment histories and present status reports (collectively, “Account Documents”) are and shall at all times be located only at such Grantor’s current chief executive office as set forth on Schedule 7(f) attached hereto, such other locations as are specifically identified on Schedule 7(f) attached hereto or as to which the Grantor has complied with Section 7(h) hereof.

(b)    Inventory. With respect to its Inventory now existing and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that all Inventory, other than Inventory in transit, Inventory located at customer locations in connection with completion of customer contracts in the ordinary course of business and Inventory having a value of less than $500,000 in the aggregate for any single location, is as of its Applicable Date located only at such Grantor’s locations as set forth on Schedule 7(f) attached hereto.

(c)    Equipment.      With respect to its Equipment now existing and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that:

(i)    The Grantors, as soon as reasonably practicable following a request therefor by the Administrative Agent, shall deliver to the Administrative Agent any and all evidence of ownership of any of the Equipment exceeding $25,000 in value (including without limitation certificates of title and applications for title).

(ii)    All Equipment, other than Equipment in transit, Equipment located at customer locations in connection with completion of customer contracts in the ordinary course of business and Equipment having a value of less than $250,000 in the aggregate for any single location, is as of its Applicable Date located only at such Grantor’s locations as set forth on Schedule 7(f) attached hereto.

(d)    Supporting Obligations.      With respect to its Supporting Obligations whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that:

(i)    Each Grantor shall upon the request of the Administrative Agent from time to time following the occurrence and during the continuance of any Default or Event of Default, deliver to the Administrative Agent the originals of all documents evidencing or constituting Supporting Obligations, together with such other documentation (executed as appropriate by the Grantor) and information as may be necessary to enable the Administrative Agent to realize upon the Supporting Obligations in accordance with their respective terms or transfer the Supporting Obligations as may be permitted under the Loan Documents or by applicable law.

(ii)    With respect to each letter of credit giving rise to Letter-of-Credit Rights that has an aggregate stated amount available to be drawn in excess of $1,000,000, each Grantor shall, at the request of the Administrative Agent cause the issuer thereof to execute and deliver to the Administrative Agent a Qualifying Control Agreement.

(iii)    With respect to each transferable letter of credit giving rise to Letter-of-Credit Rights that has an aggregate stated amount available to be drawn in excess of $1,000,000, each Grantor shall, at the Administrative Agent’s request upon and during the continuance of any Default or Event of Default, deliver to the Administrative Agent a duly executed, undated transfer form in blank sufficient in form and substance under the terms of the related letter of credit to effect, upon completion and delivery to the letter of credit issuer together with any required fee, the transfer of such letter of credit to the transferee identified in such form. Each Grantor hereby expressly authorizes the Administrative Agent following the occurrence and during the continuance of any Event of Default to complete and tender each such transfer form as transferor in its own name or in the name, place and stead of the Grantor in order to effect any such transfer, either to the Administrative Agent or to another transferee, as the case may be, in connection with any sale or other disposition of Collateral or for any other purpose permitted under the Loan Documents or by applicable law.

(e)    Investment Property. With respect to its Investment Property whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that:

(i)     Schedule 9(e) attached hereto contains a true and complete description of (x) the name and address of each securities intermediary with which such Grantor maintains a securities account in which Investment Property is or may at any time be credited or maintained, and (y) all other Investment Property of such Grantor.

(ii)    Except with the express prior written consent of the Administrative Agent in each instance, all Investment Property shall be maintained at all times in the form of (a) certificated securities, which certificates shall have been delivered to the Administrative Agent together with duly executed undated stock powers endorsed in blank pertaining thereto, or (b) security entitlements credited to one or more securities accounts as to each of which the Administrative Agent has received (1) copies of the account agreement between the applicable securities intermediary and the Grantor and the most recent statement of account pertaining to such securities account (each certified to be true and correct by an officer of the Grantor) and (2) a Qualifying Control Agreement from the applicable securities intermediary which remains in full force and effect and as to which the Administrative Agent has not received any notice of termination. Without limiting the generality of the foregoing, no Grantor shall cause, suffer or permit any Investment Property to be credited to or maintained in any securities account not listed on Schedule 9(e) attached hereto except in each case upon giving not less than twenty (20) days’ (or such other period as may be agreed to by the Administrative Agent) prior written notice to the Administrative Agent and taking or causing to be taken at such Grantor’s expense all such Perfection Action, including the delivery of such Perfection Documents, as may be reasonably requested by the Administrative Agent to perfect or protect, or maintain the perfection and priority of, the Lien of the Administrative Agent for the benefit of the Secured Parties in Collateral contemplated hereunder.

(iii)    All dividends and other distributions with respect to any of the Investment Property shall be subject to the security interest conferred hereunder.
(iv)    So long as no Event of Default shall have occurred and be continuing, the registration of Investment Property in the name of a Grantor as record and beneficial owner shall not be changed and such Grantor shall be entitled to exercise all voting and other rights and powers pertaining to Investment Property for all purposes not inconsistent with the terms hereof or of any Qualifying Control Agreement relating thereto.

(v)    Upon the occurrence and during the continuance of any Event of Default, at the option of the Administrative Agent, all rights of the Grantors to exercise the voting or consensual rights and powers which it is authorized to exercise pursuant to clause (iv) immediately above shall cease and the Administrative Agent may thereupon (but shall not be obligated to), at its request, cause such Collateral to be registered in the name of the Administrative Agent or its nominee or agent for the benefit of the Secured Parties and/or exercise such voting or consensual rights and powers as appertain to ownership of such Collateral, and to that end each Grantor hereby appoints the Administrative Agent as its proxy, with full power of substitution, to vote and exercise all other rights as a shareholder with respect to such Investment Property upon the occurrence and during the continuance of any Default or Event of Default, which proxy is coupled with an interest and is irrevocable until the Facility Termination Date, and each Grantor hereby agrees to provide such further proxies as the Administrative Agent may request; provided, however, that the Administrative Agent in its discretion may from time to time refrain from exercising, and shall not be obligated to exercise, any such voting or consensual rights or such proxy.

(f)    Deposit Accounts. With respect to its Deposit Accounts whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that:

(i)     Schedule 9(f) attached hereto contains the name and address of each depositary institution with which such Grantor maintains a Deposit Account.

(ii)    Except with the express prior written consent of the Administrative Agent in each instance, all Deposit Accounts shall be maintained at all times with depositary institutions as to which the Administrative Agent shall have received a Qualifying Control Agreement (other than Deposit Accounts maintained with Bank of America or the Specified Deposit Accounts). Without limiting the generality of the foregoing, no Grantor shall cause, suffer or permit (x) any deposit to be evidenced by a certificate of deposit unless such certificate of deposit is a negotiable instrument and promptly upon receipt thereof such certificate shall have been delivered to the Administrative Agent, together with a duly executed undated assignment in blank affixed thereto, or (y) any Deposit Account not listed on Schedule 9(f) attached hereto (other than Deposit Accounts maintained with Bank of America) to be opened or maintained except in each case upon giving not less than twenty (20) days’ (or such other period as may be agreed to by the Administrative Agent) prior written notice to the Administrative Agent and taking or causing to be taken at such Grantor’s expense all such Perfection Action, including the delivery of such Perfection Documents, as may be reasonably requested by the Administrative Agent to perfect or protect, or maintain the perfection and priority of, the Lien of the Administrative Agent for the benefit of the Secured Parties in Collateral contemplated hereunder.

(g)    Chattel Paper. With respect to its Chattel Paper whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that:

(i)    Each Grantor shall at all times retain sole physical possession of the originals of all Chattel Paper evidencing an amount exceeding $250,000 (other than electronic Chattel Paper and the electronic components of hybrid Chattel Paper); provided, however, that (x) upon the request of the Administrative Agent from time to time, such Grantor shall immediately deliver physical possession of such Chattel Paper to the Administrative Agent or its designee, and (y) in the event that there shall be created more than one original counterpart of any physical document that alone or in conjunction with any other physical or electronic document constitutes Chattel Paper, then such counterparts shall be numbered consecutively starting with “1” and such Grantor shall retain the counterpart numbered “1”.

(ii)    All counterparts of all tangible Chattel Paper (and the tangible components of hybrid Chattel Paper) shall immediately upon the creation or acquisition thereof by any Grantor be conspicuously legended as follows: “A FIRST PRIORITY SECURITY INTEREST IN THIS CHATTEL PAPER HAS BEEN GRANTED TO BANK OF AMERICA, N.A., FOR ITSELF AND AS ADMINISTRATIVE AGENT FOR CERTAIN SECURED PARTIES PURSUANT TO A SECURITY AGREEMENT DATED AS OF [AUGUST 22, 2011] For Chattel Paper dated prior to the date of this Agreement [FEBRUARY 22, 2017] For Chattel Paper dated on or after the date of this Agreement, AS AMENDED FROM TIME TO TIME. NO SECURITY INTEREST OR OTHER INTEREST IN FAVOR OF ANY OTHER PERSON MAY BE CREATED BY THE TRANSFER OF PHYSICAL POSSESSION OF THIS CHATTEL PAPER OR OF ANY COUNTERPART HEREOF EXCEPT BY OR WITH THE CONSENT OF THE AFORESAID ADMINISTRATIVE AGENT AS PROVIDED IN SUCH SECURITY AGREEMENT.” In the case of electronic Chattel Paper (including the electronic components of hybrid Chattel Paper), no Grantor shall create or acquire any such Chattel Paper unless, prior to such acquisition or creation, it shall have taken such Perfection Action as the Administrative Agent may require to perfect by control the security interest of the Administrative Agent for the benefit of the Secured Parties in such Collateral.

(iii)    Other than in the ordinary course of business and in keeping with reasonable and customary practice, no Grantor shall amend, modify, waive or terminate any material provision of, or fail to exercise promptly and diligently each material right or remedy conferred under or in connection with, any Chattel Paper evidencing an amount exceeding $250,000, in any case in such a manner as could reasonably be expected to materially adversely affect the value of affected Chattel Paper as collateral.

(h)    Instruments. With respect to its Instruments whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that each Grantor shall (i) maintain at all times, and furnish to the Administrative Agent at the Administrative Agent’s reasonable request, a current list identifying in reasonable detail Instruments of which such Grantor is the payee or holder and having a face amount payable in excess of $250,000, but, other than during the continuance of an Event of Default, not more than once per fiscal year, and (ii) upon the reasonable request of the Administrative Agent, deliver to the Administrative Agent the originals of all such Instruments, together with duly executed undated endorsements in blank affixed thereto and such other documentation and information as may be reasonably necessary to enable the Administrative Agent to realize upon the Instruments in accordance with their respective terms or transfer the Instruments as may be permitted under the Loan Documents or by applicable law.

(i)    Commercial Tort Claims. With respect to its Commercial Tort Claims whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that:

(i)    Schedule 9(i) attached hereto contains a true and complete list of all Commercial Tort Claims in which any Grantor has an interest and which have been identified by a Grantor as of its Applicable Date, and as to which the Grantor believes in good faith there exists the possibility of recovery (including by way of settlement) of monetary relief in excess of $1,000,000 (“Grantor Claims”). Each Grantor shall furnish to the Administrative Agent upon its reasonable request but, other than during the continuance of an Event of Default, not more than once per fiscal year, a list of all Grantor Claims that are not then described on Schedule 9(i) attached hereto and stating that each of such additional Grantor Claims shall be deemed added to such Schedule 9(i) and shall constitute a Commercial Tort Claim, a Grantor Claim, and additional Collateral hereunder, and (y) summarizing the status or disposition of any Grantor Claims that have been settled, or have been made the subject of any binding mediation, judicial or arbitral proceeding, or any judicial or arbitral order on the merits, or that have been abandoned. With respect to each such additional Grantor Claim, such Grantor Claim shall be and become part of the Collateral hereunder from the date such claim is identified to the Administrative Agent as provided above without further action, and (ii) the Administrative Agent is hereby authorized at the expense of the applicable Grantor to execute and file such additional financing statements or amendments to previously filed financing statements, and take such other action as it may deem reasonably necessary or advisable, to perfect the Lien on such additional Grantor Claims conferred hereunder, and the Grantor shall, if required by applicable law or otherwise at the reasonable request of the Administrative Agent, execute and deliver such Perfection Documents and take such other Perfection Action as the Administrative Agent may reasonably determine to be necessary or advisable to perfect or protect the Lien of the Administrative Agent for the benefit of the Secured Parties in such additional Grantor Claims conferred hereunder.

10.    Casualty and Liability Insurance Required.

(a)    Each Grantor will maintain insurance with respect to the Collateral to the extent required under Section 6.07 of the Credit Agreement.

(b)    Each insurance policy obtained in satisfaction of the requirements of Section 10(a):

(i)    shall prohibit cancellation or substantial modification, termination or lapse in coverage by the insurer without at least thirty (30) days’ prior written notice to the Administrative Agent, except for non-payment of premium, as to which such policies shall provide for at least ten (10) days’ prior written notice to the Administrative Agent;

(ii)    without limiting the generality of the foregoing, all insurance policies where applicable under Section 10(a)(i) carried on the Collateral shall name the Administrative Agent, for the benefit of the Secured Parties, as loss payee and the Administrative Agent and Secured Parties as parties insured thereunder in respect of any claim for payment.

(c)    Prior to expiration of any such policy, such Grantor shall furnish the Administrative Agent with evidence satisfactory to the Administrative Agent that the policy or certificate has been renewed or replaced or is no longer required by this Security Agreement.

(d)    Each Grantor hereby makes, constitutes and appoints the Administrative Agent (and all officers, employees or agents designated by the Administrative Agent), for the benefit of the Secured Parties, as such Grantor’s true and lawful attorney (and agent-in-fact) for the purpose of making, settling and adjusting claims under such policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item or payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect to such policies of insurance, which appointment is coupled with an interest and is irrevocable; provided, however, that the powers pursuant to such appointment shall be exercisable only upon the occurrence and during the continuation of an Event of Default.

(e)    In the event such Grantor shall fail to maintain, or fail to cause to be maintained, the full insurance coverage required hereunder or shall fail to keep any of its Collateral in good repair and good operating condition, the Administrative Agent may (but shall be under no obligation to), without waiving or releasing any Secured Obligation or Default or Event of Default by such Grantor hereunder, contract for the required policies of insurance and pay the premiums on the same or make any required repairs, renewals and replacements; and all sums so disbursed by Administrative Agent, including reasonable Attorneys’ Costs, court costs, expenses and other charges related thereto, shall be payable on demand by such Grantor to the Administrative Agent, shall be additional Secured Obligations secured by the Collateral, and (in addition to other rights and remedies resulting from such nonpayment) shall bear interest from the date of demand until paid in full at the Default Rate.

(f)    The provisions contained in this Security Agreement pertaining to insurance shall be cumulative with any additional provisions imposing additional insurance requirements with respect to the Collateral or any other property on which a Lien is conferred under any Collateral Document.

11.    Rights and Remedies Upon Event of Default. Upon and during the continuance of an Event of Default, the Administrative Agent shall have the following rights and remedies on behalf of the Secured Parties in addition to any rights and remedies set forth elsewhere in this Security Agreement or the other Loan Documents, all of which may be exercised with or, if allowed by law, without notice to a Grantor:

(a)    All of the rights and remedies of a secured party under the UCC or under other applicable law, all of which rights and remedies shall be cumulative, and none of which shall be exclusive, to the extent permitted by law, in addition to any other rights and remedies contained in this Security Agreement or any other Loan Document;

(b)    The right to foreclose the Liens and security interests created under this Security Agreement by any available judicial procedure or without judicial process;

(c)    The right to (i) enter upon the premises of a Grantor through self-help and without judicial process, without first obtaining a final judgment or giving such Grantor notice or opportunity for a hearing on the validity of the Administrative Agent’s claim and without any obligation to pay rent to such Grantor, or any other place or places where any Collateral is located and kept, and remove the Collateral therefrom to the premises of the Administrative Agent or any agent of the Administrative Agent, for such time as the Administrative Agent may desire, in order effectively to collect or liquidate the Collateral, (ii) require such Grantor or any bailee or other agent of such Grantor to assemble the Collateral and make it available to the Administrative Agent at a place to be designated by the Administrative Agent that is reasonably convenient to both parties, and (iii) notify any or all Persons party to a Qualifying Control Agreement or who otherwise have possession of or control over any Collateral of the occurrence of an Event of Default and other appropriate circumstances, and exercise control over and take possession or custody of any or all Collateral in the possession, custody or control of such other Persons;

(d)    The right to (i) exercise all of a Grantor’s rights and remedies with respect to the collection of Accounts, Chattel Paper, Instruments, Supporting Obligations and General Intangibles (collectively, “Payment Collateral”), including the right to demand payment thereof and enforce payment, by legal proceedings or otherwise; (ii) settle, adjust, compromise, extend or renew all or any Payment Collateral or any legal proceedings pertaining thereto; (iii) discharge and release all or any Payment Collateral; (iv) take control, in any manner, of any item of payment or proceeds referred to in Section 5 above; (v) prepare, file and sign a Grantor’s name on any Proof of Claim in bankruptcy, notice of Lien, assignment or satisfaction of Lien or similar document in any action or proceeding adverse to any obligor under any Payment Collateral or otherwise in connection with any Payment Collateral; (vi) endorse the name of a Grantor upon any chattel paper, document, instrument, invoice, freight bill, bill of lading or similar document or agreement relating to any Collateral; (vii) use the information recorded on or contained on a Grantor’s internet website or otherwise in any data processing equipment and computer hardware and software relating to any Collateral to which a Grantor has access; (viii) open such Grantor’s mail and collect any and all amounts due to such Grantor from any Account Debtors or other obligor in respect of Payment Collateral; (ix) take over such Grantor’s post office boxes or make other arrangements as the Administrative Agent, on behalf of the Secured Parties, deems necessary to receive such Grantor’s mail, including notifying the post office authorities to change the address for delivery of such Grantor’s mail to such address as the Administrative Agent, on behalf of the Secured Parties, may designate; (x)

notify any or all Account Debtors or other obligor on any Payment Collateral that such Payment Collateral has been assigned to the Administrative Agent for the benefit of the Secured Parties and that Administrative Agent has a security interest therein for the benefit of the Secured Parties (provided that the Administrative Agent may at any time give such notice to an Account Debtor that is a department, agency or authority of the United States government); each Grantor hereby agrees that any such notice, in the Administrative Agent’s sole discretion, may (but need not) be sent on such Grantor’s stationery, in which event such Grantor shall co-sign such notice with the Administrative Agent if requested to do so by the Administrative Agent; and (xi) do all acts and things and execute all documents necessary, in Administrative Agent’s sole discretion, to collect the Payment Collateral; and

(e)    The right to sell all or any Collateral in its then existing condition, or after any further manufacturing or processing thereof, at such time or times, at public or private sale or sales, with such notice as may be required by law, in lots or in bulk, for cash or on credit, with or without representations and warranties, all as the Administrative Agent, in its sole discretion, may deem advisable. The Administrative Agent shall have the right to conduct such sales on a Grantor’s premises or elsewhere and shall have the right to use a Grantor’s premises without charge for such sales for such time or times as the Administrative Agent may see fit. The Administrative Agent may, if it deems it reasonable, postpone or adjourn any sale of the Collateral from time to time by an announcement at the time and place of such postponed or adjourned sale, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor agrees that the Administrative Agent has no obligation to preserve rights to the Collateral against prior parties or to marshal any Collateral for the benefit of any Person. The Administrative Agent for the benefit of the Secured Parties is hereby granted an irrevocable fully paid license or other right (including each Grantor’s rights under any license or any franchise agreement), each of which shall remain in full force and effect until the Facility Termination Date, to use, without charge, each of the labels, patents, copyrights, names, trade secrets, trade names, trademarks and advertising matter, or any property of a similar nature owned or licensed by any Grantor, as it pertains to the Collateral, in completing production of, advertising for sale and selling any Collateral. If any of the Collateral shall require repairs, maintenance, preparation or the like, or is in process or other unfinished state, the Administrative Agent shall have the right, but shall not be obligated, to perform such repairs, maintenance, preparation, processing or completion of manufacturing for the purpose of putting the same in such saleable form as the Administrative Agent shall deem appropriate, but the Administrative Agent shall have the right to sell or dispose of the Collateral without such processing and no Grantor shall have any claim against the Administrative Agent for the value that may have been added to such Collateral with such processing. In addition, each Grantor agrees that in the event notice is necessary under applicable law, written notice mailed to such Grantor in the manner specified herein ten (10) days prior to the date of public sale of any of the Collateral or prior to the date after which any private sale or other disposition of the Collateral will be made shall constitute commercially reasonable notice to such Grantor. All notice is hereby waived with respect to any of the Collateral which threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Administrative Agent may purchase all or any part of the Collateral at public or, if permitted by law, private sale, free from any right of redemption which is hereby expressly waived by such Grantor and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Secured Obligations.

The net cash proceeds resulting from the collection, liquidation, sale, or other disposition of the Collateral shall be applied first to the expenses (including all Attorneys’ Costs) of retaking, holding, storing, processing and preparing for sale, selling, collecting, liquidating and the like, and then to the satisfaction of all Secured Obligations in accordance with the terms of Section 8.03 of the Credit Agreement. Each Grantor shall be liable to the Administrative Agent, for the benefit of the Secured Parties, and shall pay to the Administrative Agent, for the benefit of the Secured Parties, on demand any deficiency which may remain after such sale, disposition, collection or liquidation of the Collateral.

12.    Attorney-in-Fact. Each Grantor hereby appoints the Administrative Agent as the Grantor’s attorney-in-fact for the purposes of carrying out the provisions of this Security Agreement and taking any action and executing any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest; provided that the Administrative Agent shall have and may exercise rights under this power of attorney only upon the occurrence and during the continuance of an Event of Default. Without limiting the generality of the foregoing, upon the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the right and power

(a)    to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(b)    to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (a) above;

(c)    to endorse such Grantor’s name on any checks, notes, drafts or any other payment relating to or constituting proceeds of the Collateral which comes into the Administrative Agent’s possession or the Administrative Agent’s control, and deposit the same to the account of the Administrative Agent, for the benefit of the Secured Parties, on account and for payment of the Secured Obligations;

(d)    to file any claims or take any action or institute any proceedings that the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent, for the benefit of the Secured Parties, with respect to any of the Collateral; and

(e)    to execute, in connection with any sale or other disposition of Collateral provided for herein, any endorsement, assignments, or other instruments of conveyance or transfer with respect thereto.

13.    Reinstatement. The granting of a security interest in the Collateral and the other provisions hereof shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by any Secured Party or is repaid by any Secured Party in whole or in part in good faith settlement of a pending or threatened avoidance claim, whether upon the insolvency, bankruptcy or reorganization of any Grantor or any other Loan Party or otherwise, all as though such payment had not been made. The provisions of this Section 13 shall survive repayment of all of the Secured Obligations and the termination or expiration of this Security Agreement in any manner, including but not limited to termination upon occurrence of the Facility Termination Date.

14.    Certain Waivers by the Grantors. Each Grantor waives to the extent permitted by applicable law (a) any right to require any Secured Party or any other obligee of the Secured Obligations to (x) proceed against any Person or entity, including without limitation any Loan Party, (y) proceed against or exhaust any Collateral or other collateral for the Secured Obligations, or (z) pursue any other remedy in its power; (b) any defense arising by reason of any disability or other defense of any other Person, or by reason of the cessation from any cause whatsoever of the liability of any other Person or entity, (c) until 93 days immediately following the Facility Termination Date or such other period as may be agreed to in writing by the Administrative Agent, any right of subrogation, and (d) any right to enforce any remedy which any Secured Party or any other obligee of the Secured Obligations now has or may hereafter have against any other Person and any benefit of and any right to participate in any collateral or security whatsoever now or hereafter held by the Administrative Agent for the benefit of the Secured Parties. Each Grantor authorizes each Secured Party and each other obligee of the Secured Obligations without notice (except notice required by applicable law) or demand and without affecting its liability hereunder or under the Loan Documents from time to time to: (i) take and hold security, other than the Collateral herein described, for the payment of such Secured Obligations or any part thereof, and exchange, enforce, waive and release the Collateral herein described or any part thereof or any such other security; and (ii) apply such Collateral or other security and direct the order or manner of sale thereof as such Secured Party or obligee in its discretion may determine.

The Administrative Agent may at any time deliver (without representation, recourse or warranty) the Collateral or any part thereof to a Grantor and the receipt thereof by such Grantor shall be a complete and full acquittance for the Collateral so delivered, and the Administrative Agent shall thereafter be discharged from any liability or responsibility therefor.

15.    Continued Powers. Until the Facility Termination Date shall have occurred, the power of sale and other rights, powers and remedies granted to the Administrative Agent for the benefit of the Secured Parties hereunder shall continue to exist and may be exercised by the Administrative Agent at any time and from time to time irrespective of the fact that any of the Secured Obligations or any part thereof may have become barred by any statute of limitations or that any part of the liability of any Grantor may have ceased.

16.    Other Rights. The rights, powers and remedies given to the Administrative Agent for the benefit of the Secured Parties by this Security Agreement shall be in addition to all rights, powers and remedies given to the Administrative Agent or any Secured Party under any other Loan Document or by virtue of any statute or rule of law. Any forbearance or failure or delay by the Administrative Agent in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof; and every right, power and remedy of the Secured Parties shall continue in full force and effect until such right, power or remedy is specifically waived in accordance with the terms of the Credit Agreement.

17.    Anti-Marshaling Provisions. The right is hereby given by each Grantor to the Administrative Agent, for the benefit of the Secured Parties, to make releases (whether in whole or in part) of all or any part of the Collateral agreeable to the Administrative Agent without notice to, or the consent, approval or agreement of other parties and interests, including junior lienors, which releases shall not impair in any manner the validity of or priority of the Liens and security interests in the remaining Collateral conferred hereunder, nor release any Grantor from personal liability for the Secured Obligations. Notwithstanding the existence of any other security interest in the Collateral held by the Administrative Agent, for the benefit of the Secured Parties, the Administrative Agent shall have the right to determine the order in which any or all of the Collateral shall be subjected to the remedies provided in this Security Agreement. Each Grantor hereby waives any and all right to require the marshaling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein or in any other Loan Document.
18.    Entire Agreement. This Security Agreement and each Security Joinder Agreement, together with the Credit Agreement and other Loan Documents, constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior negotiations, agreements and understandings, inducements, commitments or conditions, express or implied, oral or written, except as contained in the Loan Documents. The express terms hereof and of the Security Joinder Agreements control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof or thereof. Neither this Security Agreement nor any Security Joinder Agreement may be changed, altered, modified, supplemented, discharged, canceled, terminated, or amended orally or in a manner other than as provided in the Credit Agreement.

19.    Third Party Reliance. Each Grantor hereby consents and agrees that all issuers of or obligors in respect of any Collateral, and all securities intermediaries, warehousemen, bailees, public officials and other Persons having any interest in, possession of, control over or right, privilege, duty or discretion in respect of, any Collateral shall be entitled to accept the provisions hereof and of the Security Joinder Agreements as conclusive evidence of the right of the Administrative Agent, on behalf of the Secured Parties, to exercise its rights hereunder or thereunder with respect to the Collateral, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by any Grantor or any other Person to any of such Persons.

20.    Binding Agreement; Assignment. This Security Agreement and each Security Joinder Agreement, and the terms, covenants and conditions hereof and thereof, shall be binding upon and inure to the benefit of the parties hereto, and to their respective successors and assigns, except that no Grantor shall be permitted to assign this Security Agreement, any Security Joinder Agreement or any interest herein or therein or, except as expressly permitted herein or in the Credit Agreement, in the Collateral or any part thereof or interest therein. Without limiting the generality of the foregoing sentence of this Section 20, any Lender may assign to one or more Persons, or grant to one or more Persons participations in or to, all or any part of its rights and obligations under the Credit Agreement (to the extent permitted by the Credit Agreement); and to the extent of any such assignment or participation such other Person shall, to the fullest extent permitted by law, thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, subject however, to the provisions of the Credit Agreement, including Article IX thereof (concerning the Administrative Agent) and Section 10.06 thereof (concerning assignments and participations). All references herein to the Administrative Agent and to the Secured Parties shall include any successor thereof or permitted assignee, and any other obligees from time to time of the Secured Obligations.

21.    Secured Cash Management Agreements; Secured Hedging Agreements; Secured Permitted Standalone Letters of Credit. No Secured Party (other than the Administrative Agent) that obtains the benefit of this Security Agreement shall have any right to notice of any action or to consent to, direct or object to any action hereunder or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender or the L/C Issuer and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Security Agreement to the contrary, the Administrative Agent shall only be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, the Secured Obligations arising under Secured Cash Management Agreements, Secured Hedge Agreements or Secured Permitted Standalone Letters of Credit to the extent the Administrative Agent has received written notice of such Obligations, together with such supporting documentation as it may request, from the applicable Cash Management Bank, Hedge Bank or PSLOC Bank, as the case may be. Each Secured Party not a party to the Credit Agreement that obtains the benefit of this Security Agreement shall be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of the Credit Agreement, and that with respect to the actions and omissions of the Administrative Agent hereunder or otherwise relating hereto that do or may affect such Secured Party, the Administrative Agent and each of its Related Parties shall be entitled to all the rights, benefits and immunities conferred under Article IX of the Credit Agreement.

22.    Severability. If any provision of this Security Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Security Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

23.    Counterparts. This Security Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Security Agreement to produce or account for more than one such counterpart executed by the Grantor against whom enforcement is sought. Without limiting the foregoing provisions of this Section 23, the provisions of Section 10.10 of the Credit Agreement shall be applicable to this Security Agreement.

24.    Termination. Subject to the provisions of Section 13, this Security Agreement and each Security Joinder Agreement, and all obligations of the Grantors hereunder (excluding those obligations and liabilities that expressly survive such termination) shall terminate without delivery of any instrument or performance of any act by any party on the Facility Termination Date. Upon such termination of this Security Agreement, the Administrative Agent shall, at the request and sole expense of the Grantors, promptly deliver to the Grantors such termination statements and take such further actions as the Grantors may reasonably request to terminate of record, or otherwise to give appropriate notice of the termination of, any Lien conferred hereunder.

25.    Notices. Any notice required or permitted hereunder or under any Subsidiary Guaranty Joinder Agreement shall be given, (a) with respect to each Grantor, at the address of the Company indicated in Schedule 10.02 of the Credit Agreement and (b) with respect to the Administrative Agent or any other Secured Party, at the Administrative Agent’s address indicated in Schedule 10.02 of the Credit Agreement. All such addresses may be modified, and all such notices shall be given and shall be effective, as provided in Section 10.02 of the Credit Agreement for the giving and effectiveness of notices and modifications of addresses thereunder.

26.    Joinder. Each Person that shall at any time execute and deliver to the Administrative Agent a Security Joinder Agreement substantially in the form attached as Exhibit A hereto shall thereupon irrevocably, absolutely and unconditionally become a party hereto and obligated hereunder as a Grantor and shall have thereupon pursuant to Section 2 hereof granted a security interest in and collaterally assigned to the Administrative Agent for the benefit of the Secured Parties all Collateral in which it has at its Applicable Date or thereafter acquires any interest or the power to transfer, and all references herein and in the other Loan Documents to the Grantors or to the parties to this Security Agreement shall be deemed to include such Person as a Grantor hereunder. Each Security Joinder Agreement shall be accompanied by the Supplemental Schedules referred to therein, appropriately completed with information relating to the Grantor executing such Security Joinder Agreement and its property. Each of the applicable Schedules attached hereto shall be deemed amended and supplemented without further action by such information reflected on the Supplemental Schedules.

27.    Rules of Interpretation. The rules of interpretation contained in Section 1.03 of the Credit Agreement shall be applicable to this Security Agreement and each Security Joinder Agreement and are hereby incorporated by reference. All representations and warranties contained herein shall survive the delivery of documents and any Credit Extensions referred to herein or secured hereby.

28.    Governing Law; Jurisdiction; Etc.

(a)    THIS SECURITY AGREEMENT AND EACH SECURITY JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

(b)    EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY SECURITY JOINDER AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS SECURITY AGREEMENT OR ANY SECURITY JOINDER AGREEMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS SECURITY AGREEMENT OR ANY SECURITY JOINDER AGREEMENT AGAINST ANY GRANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c)    EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY SECURITY JOINDER AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d)    EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 25. NOTHING IN THIS SECURITY AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

29.    Waiver of Jury Trial.    EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY SECURITY JOINDER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS SECURITY AGREEMENT OR ANY SECURITY JOINDER AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have duly executed this Security Agreement on the day and year first written above.

GRANTORS:

MASTEC, INC.
MASTEC NORTH AMERICA, INC.

By: /s/ George Pita
Name: George Pita
Title: Executive Vice President, Chief Financial
Officer and Principal Accounting Officer

Bottom Line Services, LLC

By: /s/ Robert E. Apple
Name: Robert E. Apple
Title: Investor Manager

EC SOURCE Services, LLC
MasTec Network Solutions, LLC
T&D Power, Inc.

By: /s/ Robert E. Apple
Name: Robert E. Apple
Title: Executive Vice President

EC SOURCE Aviation, LLC

By: EC Source Services, LLC, the Sole Member

By: /s/ Robert E. Apple
Name: Robert E. Apple
Title: Executive Vice President

Energy Erectors, Inc.
Energy Environmental Group, InC.
MasTec ETS Service Company, LLC
MasTec Network Solutions, Inc.
MasTec Residential Services, LLC
MP Drilling Holdings, LLC
POWER PARTNERS MASTEC, INC.
Power Partners MasTec, LLC
Three Phase Acquisition Corp.
Three Phase Line Construction, Inc.
Wanzek Construction, Inc.
WesTower Communications, LLC

By: /s/ Robert E. Apple
Name: Robert E. Apple
Title: President

GO GREEN Services, LLC

By: /s/ Robert E. Apple
Name: Robert E. Apple
Title: Initial Manager

Precision Acquisition, LLC

By: MasTec, Inc., the Sole Member

By: /s/ Robert E. Apple
Name: Robert E. Apple
Title: Chief Operating Officer

MasTec POWER CORP.
MasTec Renewables Construction Company, Inc.
Pretec Directional Drilling, LLC
Pumpco, Inc.

By:
Name: Robert E. Apple
Title: Vice President

Precision Pipeline LLC
Precision Transport Company, LLC

By: /s/ Steve Rooney
Name: Steve Rooney
Title: President

MasTec Wireless Services, LLC

By: /s/ George Pita
Name: George Pita
Title: Executive Vice President

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative
Agent

By: /s/ Angela Larkin
Name: Angela Larkin
Title: Assistant Vice President

SCHEDULE 7(f)

Grantor Information

Grantor	Jurisdiction of Formation	Address of Chief Executive Officer	Collateral Location	Name of Owner of Collateral Location	Relationship of Collateral Location Owner to Grantor
MasTec, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	800 and 806 DOUGLAS RD Coral Gables, FL 33134	Transwestern Douglas Entrance, LLC	Landlord
MasTec, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	San Marco Drive New Port Richey, FL	MasTec, Inc.	Same
MasTec, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	100 NE 80th Terrace Miami, FL 33138	Miami Data Vault	Landlord
MasTec, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	375 Riverside Parkway, Ste 100 Lithia Springs, GA 30122	Miami Data Vault	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	6446 S KENTON ST UNIT 100 Centennial, CO 80111	ARAPAHOE SCII BUILDING	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	1200 US South 27 Avon Park, FL 33825	Kim Shaw	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	15314 Citrus Country Drive Dade City, FL 33523	JDR Properties of Pasco Inc. DBA Dade City Business Center	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	3315 SW 13th Avenue Fort Lauderdale, FL 33315	Shaefer Industries Inc.	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	12601 Westlinks Drive, Unit 1 & Part of 2 Fort Myers, FL 33913	Cambridge Associates of SW Florida LLC	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	1150 Bell Avenue Ft. Pierce, FL 34982	Taylor Investment Group Inc.	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	6735 NW 18th Drive, Suite 4 Gainesville, FL 32653	Wilcox & Croft LLC	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	4801 Executive Park Court, Bldg. 200 Jacksonville, FL 32216	Liberty Property Limited Partnerships	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	10400 NW 37 TERRACE Miami (Doral), FL 33147	HMS DISTRIBUTORS INC	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	12400 SW 134th Ct. Unit 10-11 Miami (Kendall), FL 33186	Seagis CPK c/o The Easton Group	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	1883 NW 58 Lane Ocala, FL 34475	SOUTHERN CYPRESS PROPERTIES, LLC	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	260 Hunt Park Cove Longwood, FL 32750	Dunhill Invenstments Inc	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	2604 Tampa East Blvd Tampa, FL 33619	Mark 60 TE LLC	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	7830 Byron Dr. Suite 14 Riviera Beach, FL 33404	RREEF AMERICA REIT II CORP. S	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	West Commerce Park, 3711 Benchmark Dr Augusta, GA 30909	BENCHMARK SEAT LLC	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	741 HARRY McCARTY RD,BLDG 600 Bethlehem, GA 30620	CSW MANAGEMENT GROUP, LLP	Landlord

MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	610 INDUSTRIAL BLVD Cleveland, GA 30529	JHJ DEVELOPMENT LLC	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	4051 Southmeadow Parkway College Park, GA 30349	FIRST INDUSTRIAL LP	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	2150 Boggs Road, Bldg 600 Suite 600 Duluth, GA 30096	Manulife Financial Corp.	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	1535 Lynah AVE unit 110,111,112,113 Garden City, GA 31408	JSR PROPERTIES LLC	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	908 Ulrich Ave. Louisville, KY 40219	DeLor Ltd I, LLC	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	34 Rosscraggon Rd Asheville, NC 28803	F.I Realty	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	9800-C Twin Lakes Parkway Suite C & D Charlotte, NC 28269	9800 Twin Lakes LLC	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	512 Industrial Avenue Greensboro, NC 27406	Standard Industrial Maintenance Co	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	200C Kale Road New Bern, NC 28573	Brinco LLC	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	540 Pylon Drive Raleigh, NC 27606	Shocco Creek LLC	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	3857 Hwy. 421 North Wilmington, NC 28401	MasTec North America, Inc.	Same
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	Unit A of 1516 F Avenue SE Hickory, NC 28602	Robert Yount, FLP	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	825 A US Hwy Hickory, NC 28602	THE DOCK YARD SELF STORAGE	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	520 Airport Road, NW Suite A-2 Albuquerque, NM 87121	Grady West LLC	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	1975 San Juan Blvd. Farmington, NM 87401	Davis Properties	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	710-B Buckner Road Columbia, SC 29203	Pucci Commercial Properties, LLC	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	108 E Bobby Gerald Parkway Marion, SC 29571	James Carroll Grice	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	141 County Manor Road Piedmont, SC 29673	Upstate Property Rentals	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	1060 Drop Off Drive Summerville, SC 29483	Gresco Investments LLC	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	1900 Brookside Lane Kingsport, TN 37660	Jonathan Todd Pierce	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	6103 Techni Center Dr Ste A Austin, TX 78721	Central Distributors	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	3597 Hwy 83/84 Tuscola, TX 79562	Providence Supply	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	1725 Gooseneck Drive, Unit B Bryan, TX 77806	Highland Interest Inc.	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	1322 Crestside Coppell, TX 75019	Equitable Property Management Group Inc	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	4317 Agnes Corpus Christi, TX 78408	Engel Loeb Properties, LLC	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	10248 Miller Road Dallas, TX 75238	LIT Industrial Texas Limited Partnership	Landlord

MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	11220 Rojas Drive, Suites B1 - B3 El Paso, TX 79935	Francis Properties I Limited	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	7613 Pebble Drive, Bldg 22 Fort Worth, TX 76118	Riverbend Properties	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	1300 Forum Way S. Fort Worth, TX 75211	1300 Forum Partnership	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	9302 W. EXP 83 UNIT B2 Harlingen, TX 78552	Weldon Dunn Homes & Zams Club LTD	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	7624 & 7630 Reindeer Trail San Antonio, TX 78238	LVP 7402 REINDEER LLC	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	5819 N Highway 6 Unit 9 & 10 Waco, TX 76712	SPRING VALLEY VILLAGE, LLC	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	11056 Air Park Road Ashland, VA 23005	Harrison and Bates	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	3680 Centerview Drive Chantilly, VA 20151	Germane Systems, LC	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	1445 Miller Store Rd Virginia Beach, VA 23455	Airport West LLC	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	5550 Winchester Avenue Martinsburg, WV 25401	Berkeley Business Park Associates LC	Landlord
MasTec Residential Services, LLC	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	2440 W Broadway Rd #102 Phoenix, AZ 85016	BROADWAY 101 VENTURE LLC	Landlord
MasTec Residential Services, LLC	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	6446 S KENTON ST UNIT 100 Centennial, CO 80111	ARAPAHOE SCII BUILDING	Landlord
MasTec Residential Services, LLC	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	17516 MURPHY PARKWAY Lathrop, CA 95330	SAN JOAQUIN DEVELOPERS, LLC	Landlord
MasTec Residential Services, LLC	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	2700 ST SOUTH & 3600 ST WEST BLDG C SUITES H& I Salt Lake City, UT	LAKECREST BUSINESS CENTER	Landlord
MasTec Residential Services, LLC	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	3068 E SUNSET RD UNITS 6/7 Las Vegas, NV 89120	Berkadia Commercial Mortgage	Landlord
MasTec Residential Services, LLC	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	260 Hunt Park Cove Longwood, FL	Dunhill Invenstments Inc	Landlord
		1200, Coral Gables, FL 33134	32750
MasTec Residential Services, LLC	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	3680 Centerview Drive Chantilly, VA 20151	Germane Systems, LC	Landlord
MasTec Residential Services, LLC	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	806 Douglas Road Coral Gables, FL 33114	Transwestern Douglas Entrance, LLC	Landlord
MasTec Residential Services, LLC	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	2150 Boggs Road Duluth, GA 30096	Manulife Financial Corp.	Landlord
MasTec Residential Services, LLC	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	1322 Crestside Coppell, TX 75019	Equitable Property Management Group Inc	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	30 C Ozick Drive Durham, CT 6422	J&T Route 68 Property Management	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	87 Carando Drive Springfield, MA 01104	Grant Realty Company	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	13 Commerce Drive Ballston Spa, NY 12020	Harold R. Schultz	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	5 Marway Circle Gates, NY 14624	Heritage Management company, LLC	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	5225 Southwestern Blvd. Hamburg, NY 14075	Liberatore Management Group	Landlord

MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	129 Brown Street Johnson City, NY 13790	Edward Suer	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	129 Brown Street Johnson City, NY 13790	Edward Suer	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	3421 Olean Rd. Hinsdale, NY 14761	Hall Realty	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	165 Stone Castle Road Rock Tavern, NY 12575	JEMP Management	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	4025 Edison Ave. Ft. Myers, FL 33916	MasTec North America, Inc	Same
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	3570 Enterprise Ave Naples, FL 34104	Enterprise Group LLC	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	3151 Cooper St Unit 8 & 9 Punta Gorda, FL 33950	Thomas V Maloney	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	3151 Cooper St Unit 11 Punta Gorda, FL 33950	TNJP Inc	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	3151 Cooper St Unit 10 Punta Gorda, FL 33950	Direct Wholesalers	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	3151 Cooper St Unit 7 Punta Gorda, FL 33950	Lindsey Harrington	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	1107 Memoria Dr Avon Park, FL 33825	James Cobb	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	1113 Memorial Dr Avon Park, FL 33825	James Cobb	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	125 Commerce Way Sanford, FL 32771	MasTec North America, Inc	Same
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	1819 Totten Road Ft. Pierce, FL 34947	MasTec North America, Inc	Same
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	13790-F 49th St North Clearwater, FL 33762	Allstate Business Centers, Inc	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	170 Hwy 35 South Batesville, MS 38606	Margaret Vance O'Keefe	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	2023 S. Veterans Blvd. Tupelo, MS 38804	Deviney Construction Company	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	5105 Sniders Hwy Waltersboro, SC 29488	Jerrold Cohen	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	2565 N Williambsburg Count Hwy Cades, SC 29518	H.Donald Martin	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	14740 NW 22nd Ct. Opa Locka, FL 33054	MasTec North America, Inc	Same
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	1695 NW 110th Ave Miami, FL 33172	1695 LLC	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	10441 SW 187th St Miami, FL 33157	MasTec North America, Inc	Same
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	10441 SW 187th St Miami, FL 33157	Irma Mas	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	26731 State Rd 4A Ramrod Key, FL 33042	Boundary LTD	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	2801 SW 46th Ave Ft Lauderdale, FL 33314	MasTec North America, Inc	Same
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	2801 SW 46th Ave. Ft. Lauderdale, FL 33314	MasTec North America, Inc	Same

MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	800 Hwy 52 By pass E. LaFayette, TN 37083	Jerry Brooks	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	115 Patritots Trail, Hinesville Hinesville , GA 31310	Coastal Communications D/B/A Centurylink	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	11525 State Road 97 Farmington, KY 42040	Brian T Stedelin	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	17385 Forest Blvd. N. Hugo, MN 55038	Lessard-Nyren Leasing	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	17385 Forest Blvd. N. Hugo, MN 55038	Lessard-Nyren Leasing	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	17415 Forest Blvd North Hugo, MN 55038	Lessard-Nyren Leasing	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	2129 US Hwy 150 N Wataga, IL 61488	MCS Real Estate, LLC	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	1125 N High St Carlinville, IL 62626	Leslie Hays	Landlord
Pumpco, Inc.	Texas	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	100 HCR 4415 Grandview, TX 76050	Alan and Robyn Roberts	Landlord
Pumpco, Inc.	Texas	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	8893 S FM 730 Boyd, TX 76023	Alan and Robyn Roberts	Landlord
Pumpco, Inc.	Texas	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	8893 S FM 730 Boyd, TX 76023		Landlord
Pumpco, Inc.	Texas	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	8893 S FM 730 Boyd, TX 76023		Landlord
Pumpco, Inc.	Texas	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	8893 S FM 730 Boyd, TX 76023		Landlord
Pumpco, Inc.	Texas	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	6612 W Hwy 67 Cleburne, TX	Alan and Robyn Roberts	Landlord
Pumpco, Inc.	Texas	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	1209 S. Main Street Giddings, TX 78942	Alan and Robyn Roberts	Landlord
Pumpco, Inc.	Texas	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	1209 S. Main Street Giddings, TX 78942		Landlord
Pumpco, Inc.	Texas	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	1209 S. Main Street Giddings, TX 78942		Landlord
Pumpco, Inc.	Texas	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	1209 S. Main Street Giddings, TX 78942		Landlord
Pumpco, Inc.	Texas	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	1209 S. Main Street Giddings, TX 78942		Landlord
Pumpco, Inc.	Texas	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	1209 S. Main Street Giddings, TX 78942		Landlord
Pumpco, Inc.	Texas	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	1209 S. Main Street Giddings, TX 78942		Landlord
Pumpco, Inc.	Texas	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	1209 S. Main Street Giddings, TX 78942		Landlord
Pumpco, Inc.	Texas	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	1209 S. Main Street Giddings, TX 78942		Landlord
Pumpco, Inc.	Texas	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	1012 US Hwy 77A Yoakum, TX 77995	Roberts Ranch & Investments, LLC	Landlord
Pumpco, Inc.	Texas	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	1012 US Hwy 77A Yoakum, TX 77995	Roberts Ranch & Investments, LLC	Landlord
Pumpco, Inc.	Texas	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	1012 US Hwy 77A Yoakum, TX 77995	Roberts Ranch & Investments, LLC	Landlord

Pumpco, Inc.	Texas	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	1012 US Hwy 77A Yoakum, TX 77995	Roberts Ranch & Investments, LLC	Landlord
Pumpco, Inc.	Texas	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	2435 N Hwy 59 Freer, TX 78357	John Nixon, Troy Wayne Tiner, and Troy Lee Townsend	Landlord
Pumpco, Inc.	Texas	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	13031 FM 2546 El Campo, TX 77437	David Allgayer	Landlord
Precision Pipeline LLC	Wisconsin	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	3314 56th St Eau Claire, WI 54703	Precision Land Company	Landlord
Precision Pipeline LLC	Wisconsin	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	6 Rt 14 N Troy, PA 16947	Cummings Lumber	Landlord
Precision Pipeline LLC	Wisconsin	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	Alparon Park Troy, PA 16947	Alparon Community Park	Landlord
Precision Pipeline LLC	Wisconsin	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	15579 Rte 14, Troy PA Troy, PA 16947	Troy Veterinary Clinic	Landlord
Precision Pipeline LLC	Wisconsin	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	Daniel Zenker Drive Big Flats, PA 14814	Glenn Farr	Landlord
Precision Pipeline LLC	Wisconsin	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	3107 Desert Gem Rd Winnemucca, NV 89801	Transwood Carriers Inc	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	33 Comac Loop Ronkonkoma, NY 11779	Long Island Fixed Group, LLC	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	60 Railroad Place, Suite 501 Saratoga Springs, NY 12866	Railroad Place Partners, LP	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	6500 Joy Road Syracuse, NY 13057	Olivia Holding, LLC	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	1015 Saw Mill River Road Yonkers, NY 10710	Greystone Holding Corporation	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	1505 East Lackawanna Olyphant, PA 18447	Sean A. Rist	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	568 White Springs Road Mifflinburg, PA 17844	Benjamin Reeder	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	24 Minnesota Ave Warwick, RI 2888	Wildfield Properties, LLC	Landlord
Optima Network Services, Inc.	California	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	4590 Eucalyptus Ave. Unit C and B Chino, CA 91710	Teachers Insurance and Annuity Assoc. of America	Landlord
Optima Network Services, Inc.	California	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	2645 Hamilton Place Gilbert, AZ 85233	JR Elliot Commerce Park #1, LLC	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	208 West Railroad Ave, Suite B Bay Minette, AL 36507	FileSafe, LLC	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	5511 Highway 280 East Ste 310 & 322 Birmingham, AL 35242	Brentwood Properties	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	2441 Unit C Wall Street Milbrook, AL 36054	Newport LLC	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	1090 Holland Drive Unit 1 Boca Raton, FL 33487	Laird West LLC	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	7221 E MLK Blvd Tampa, FL 33619	MasTec Utilities Service Group	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	2801 SW 46 Ave Fort Lauderdale, FL 33314	MasTec Utilities Service Group	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	531 Old Highway 49 S. Bldg Richland, MS 39218	MJ Investments	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	307 Walker Circle Richland, MS 39218	MJ Investments	Landlord

MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	106-B White Oak Lane Lexington, SC 29073	ENTRON ENTERPRISES PARTNERSHIP	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	3144 Stage Post Drive Bartlett, TN 38133	BARTLETT LOGISTICS ONE , LLC	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	1343 Columbia Dr. #415 Richardson, TX 75081	CHARTER ARAPAHO LP	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	1937 Barton Park Rd, Suite 3701, 3702, 3514, 3516 Auburndale, FL 33823	Barton Commercial Park	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	1450 Peeples Street Suites A and B Columbia, SC 29203	MasTec North America, Inc	Same
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	2859 Paces Ferry Road Atlanta, GA 30339	Parmenter Realty Partners	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	814 President Ave. Tupelo, MS 38801	Evelyn Cameron/ Clarence Cameron	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	4200 Church Street, Suite 1054 Sanford, FL 32771	COP-Monroe North	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	3126 John P.Curci Dr. Pembroke Park, FL 33009	Park 25 Copr.	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	4701 S.W. 45th Street, Building 12-28 & 30 Davie, FL 33314	Griffin Commerce Center/Versatile	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	4701 S.W. 45th Street, Building 13-6 & 8 Davie, FL 33314	Griffin Commerce Center/Versatile	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	14801 Willard Rd. Suite 500 Chantilly, VA 20151	APA Properties	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	10990 Richardson Rd Ashland, VA 23005	CPR Richmond LLC	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	4142 Melrose Ave NW, Suites 21,10,9A Roanoke, VA 24017	Roanoke-Salem Business Center	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	1247 Enterprise Court Corona, CA 92882	Active Transit, Inc.	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	7018 Braddock Mews Road Springfield, VA 22151	CPR Richmond LLC	Landlord
EC Source Services, LLC	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	6644 E Thomas Rd Suite 101 Mesa, AZ 85215	ECSD, LLC	Landlord
EC Source Services, LLC	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	6644 E Thomas Rd Suite 103 Mesa, AZ 85215	ECSD, LLC	Landlord
EC Source Services, LLC	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	4143 E Quartz Circle Suite 201 Mesa, AZ 85215	ECSD, LLC	Landlord
EC Source Services, LLC	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	16055 Space Center Blvd., Suite 180 Houston, TX 77062	Parfinco	Landlord
EC Source Services, LLC	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	4001 Hwy 90 West Del Rio, TX 78840	Janita Hinds	Landlord
EC Source Services, LLC	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	Staging Area County Road 407 Ozona, TX 76943	Jim O'Bryan	Landlord
EC Source Services, LLC	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	806 1/2 12th Street Ozona, TX 76943	I,K&C, LLC	Landlord
EC Source Services, LLC	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	Staging Area South of County Rd. 107 Ozona, TX 78643	Don Freeman	Landlord
EC Source Services, LLC	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	598 State Hwy 163 Ozona, TX 76943	Sharon Bullard	Landlord

EC Source Services, LLC	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	128 Hwy 163 South Ozona, TX 76943	Sharon Bullard	Landlord
EC Source Services, LLC	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	Sleepy Hollow Ranch Ozona, TX 76943	Bill Carson	Landlord
EC Source Services, LLC	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	5487 W. Axel Park Rd West Jordan, UT 84101	B3 Investments LLC	Landlord
EC Source Services, LLC	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	41 lane 2 1/2 Frannie, WY 82423	Justin Campbell	Landlord
EC Source Services, LLC	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	4143 E Quartz Circle Suite 104 Mesa, AZ 85215	ECSD, LLC	Landlord
EC Source Services, LLC	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	4144 E Quartz Circle Suite 106 Mesa, AZ 85215	ECSD, LLC	Landlord
EC Source Services, LLC	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	6644 E Thomas Rd Suite 201 Mesa, AZ 85215	ECSD, LLC	Landlord
EC Source Services, LLC	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	6644 E Thomas Rd Suite 203 Mesa, AZ 85215	ECSD, LLC	Landlord
EC Source Services, LLC	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	9731 S. Hawley Park Road West Jordan, UT 84088	TLC RV storage	Landlord
EC Source Services, LLC	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	830 S. 1050 W. #C102 Tooele, UT 84074	Settlement Canyon Apts	Landlord
EC Source Services, LLC	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	830 S. 1050 W. #C201 Tooele, UT 84074	Settlement Canyon Apts	Landlord
EC Source Services, LLC	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	2593 S. 5th Ave. Oroville, CA 95965	Shifflet Bros	Landlord
EC Source Services, LLC	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	725 Central House Rd Oroville, CA 95965	Dick Teesdale	Landlord
EC Source Services, LLC	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	2560 Pacific Avenue Trowbridge, CA 95659	County of Sutter	Landlord
EC Source Services, LLC	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	2593 S. 5th Ave. Oroville, CA 95965	William Scotsman	Landlord
EC Source Services, LLC	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	328 North Highway 36 Tooele, UT 84074	William Scotsman	Landlord
EC Source Services, LLC	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	328 North Highway 36 Tooele, UT 84074	Sprung Structures	Landlord
EC Source Services, LLC	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	1034 E 300 Street Salt Lake City, UT 84102	Sean and Christine Harns	Landlord
EC Source Services, LLC	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	830 S. 1050 W. #C102 Tooele, UT 84074	Settlement Canyon Apts	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	6000 Wilkinson Blvd Belmont, NC 28012	TKW Holdings, LLC	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	5938 Wilkinson Blvd Belmont, NC 28012	TKW Holdings, LLC	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	111 Hubbard St. Belmont, NC 28012	TKW Holdings, LLC	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	6016 Wilkinson Blvd Belmont, NC 28012	Eddie Belk	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	308A West Main St Clayton, NC 27520	Whiz Kids	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	3224 Cedar Creek Rd Fayetteville, NC 28312	Commercial Merchandise	Landlord

MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	4752 Platt Springs Rd Columbia, SC 28312	Midnight Call	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	4200 Church Street, Suite 1060 & 1054 Sanford, FL 32771	COP-Monroe North	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	6325 Wilkinson Blvd Belmont, NC 28012	Dickson II & III	Landlord
Nsoro MasTec, LLC	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	3100 Tollview Drive Rolling Meadows, IL 60008 Rolling Meadows, IL 6008	VK 3100, LLC	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	1309 Oddfellow Rd Ft. Walton Beach, FL 32548	All-Wright Mini Storage	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	1890 D2 N. Tamiami Trail N. Ft. Myers, FL 33903	Blava Inc.	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	112 Barwick Lane Danville, WV 25053	Douglas Harless	Landlord
MasTec North America, Inc.	Florida	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	4361 US Route 60 Ste 141 Huntington, WV 25705	Eastern Heights Shopping Center	Landlord
Precision Pipeline LLC	Wisconsin	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	4270 State Rt 11 Hop Bottom, PA 18824	Barlow Flagstone, Susan Barlow	Landlord
Precision Pipeline LLC	Wisconsin	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	P.O. Box 792 Waynesburg, PA 15370	The Lamar Prospect	Landlord
Precision Pipeline LLC	Wisconsin	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	Fmr Schepps Cheese Plt, Lemon Twnshp, Wymong County, PA Tunkhannock, P	Aldovin Farm Services	Landlord
Precision Pipeline LLC	Wisconsin	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	Fmr Schepps Cheese Plt, Lemon Twnshp, Wymong County, PA Tunkhannock, P	Aldovin Farm Services	Landlord
Precision Pipeline LLC	Wisconsin	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	N side of Hwy 220 Bedford, PA 15522	M.C. Houseworth Lumber Company Inc.	Landlord
Precision Pipeline LLC	Wisconsin	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	RR 2 Box 5 Wyalusing, PA 18853	J Jeffrey Homer	Landlord
Precision Pipeline LLC	Wisconsin	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	4 acres located 5 miles southeast of Moundsville in Marshall County, WV on Gr	Tech Park Non-Profit Holdings, Inc	Landlord
Precision Pipeline LLC	Wisconsin	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	2 acres located in Clay Districk, Marshall County, WV - Tax Lot #4-30 Mounds	Mountaineer Enterprises, LLC	Landlord
Precision Pipeline LLC	Wisconsin	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	Rd 5 Box 104 Cameron , WV 26033 Moundsville, WV 26033	Paul Buzzard	Landlord
Precision Pipeline LLC	Wisconsin	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	1543 Maple Avenue, Elmira, New York 14904 Elmira, NY 14904	Hurley Farms, Inc. DBA Bradley Farms	Landlord
Precision Pipeline LLC	Wisconsin	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	6 acres situated in the town of Millerton, PA Millerton, PA 16936	Donald Wales, DBA Wales Body Shop	Landlord
Precision Pipeline LLC	Wisconsin	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	20 Acres of land Tioga , PA 54729	Fred Robbins	Landlord
Precision Pipeline LLC	Wisconsin	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	5177 Main St, Millerton, PA 19636 Millerton, PA 19636	Russell Draper	Landlord
Wanzek Construction, Inc.	North Dakota	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	1916 2nd Ave NW West Fargo, ND 58078	Wanzek Construction, Inc.	Same
Wanzek Construction, Inc.	North Dakota	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	Sect 1-193N-50 W West Fargo, ND 58078	Wanzek Construction, Inc.	Same

Wanzek Construction, Inc.	North Dakota	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	16553 37th St SE Mapleton, ND 58107	Zephyr	Landlord
Wanzek Construction, Inc.	North Dakota	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	16553 37th St SE Mapleton, ND 58107	Janet Wanzek	Landlord
Wanzek Construction, Inc.	North Dakota	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	16553 37th St SE Mapleton, ND 58107	Janet Wanzek	Landlord
Wanzek Construction, Inc.	North Dakota	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	16553 37th St SE Mapleton, ND 58107	Janet Wanzek	Landlord
Wanzek Construction, Inc.	North Dakota	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	440 Benmar Drive Suite 3000 Houston, TX 77060	Benmar Place	Landlord
Wanzek Construction, Inc.	North Dakota	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	NE 1/4 of Section 23 Township 16N Range 17W LM Dewey County Putnam, O	Hamm & Phillips	Landlord
Wanzek Construction, Inc.	North Dakota	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	1910 West Main Avenue West Fargo, ND 58078	Wanzek Construction, Inc.	Same
Wanzek Construction, Inc.	North Dakota	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	3869 87th Ave NW New Town, ND 58763	Wanda Hornaday	Landlord
Wanzek Construction, Inc.	North Dakota	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	14909 Garrett Road Houston, TX 77044	Lott Real Estate	Landlord
Wanzek Construction, Inc.	North Dakota	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	1408 20th Ave SW Minot, TX 58702	Dakota Upreit	Landlord
Wanzek Construction, Inc.	North Dakota	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	SW Highway 59 and C Ave (SW 1/4 of SW 1/4 Section 7-85-39 Schleswig, IA	Mildred Bohlman	Landlord
Wanzek Construction, Inc.	North Dakota	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	1.5 Acres land corner of Hwy 281 & 235th St Wessington Springs, SD 57382	Todd Swenson aka Swenson Partnership	Landlord
Wanzek Construction, Inc.	North Dakota	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	SE of SE Parcel 82522 Spearville, KS 67876	Kermit Froetchner	Landlord
Wanzek Construction, Inc.	North Dakota	800 S. Douglas Rd., Suite 1200, Coral Gables, FL 33134	2201 Central Avenue Dodge City, KS 67801	DW Central Oaks, LLC	Landlord

Service Line	Address	Lessor	Lease End Date
MasTec North America Inc.	1500 South Sunkist Street, Unit A/B, Anaheim, CA 92806	RREEF AMERICA REIT II PORTFOLIO LP	8/31/2017
MasTec North America Inc.	160 Clairmont Ave, Suite 200, Decatur, GA 30030	REGUS MANAGEMENT GROUP LLC	2/28/2017
MasTec North America Inc.	5600 Oakbrook Parkway, Norcross, GA 30093	NORCROSS PARK LLC	1/31/2018
MasTec North America Inc.	3711 Benchmark Dr, Augusta, GA 30909	BENCHMARK SEAT LLC	12/31/2019
MasTec North America Inc.	1200 US South 27, Avon Park, FL 33825	KIM SHAW	6/3/2016
MasTec North America Inc.	14141 Airline Hwy, Building 4 Suite E, Baton Rouge, LA 70817	MIE PROPERTIES LA LLC	7/31/2018
MasTec North America Inc.	741 Harry Mccarty Rd, Bldg 600, Bethlehem, GA 30620	CSW MANAGEMENT GROUP, LLP	8/31/2019
MasTec North America Inc.	85 Bagby Drive, Homewood , AL 35209	BAGBY DRIVE LLC	7/1/2018
MasTec North America Inc.	6505 Cecilia Circle, Bloomington, MN 55439	DRF IV LLLP	6/30/2018
MasTec North America Inc.	226 Lowell Street , Unit B-11, Wilmington, MA 01887	LUCCI REALTY TRUST	11/30/2017
MasTec North America Inc.	15292 Flight Path Drive, Brooksville, FL 34604	MARIA HERWICH	10/31/2018
MasTec North America Inc.	5225 Southwestern Boulevard, Hamburg, NY 14075	Liberatore Mgt Group	4/30/2019
MasTec North America Inc.	6860 S Yosemite Ct, Suite 2000, Centennial, CO 80112	CENTENNIAL EXECUTIVE SUITES
MasTec North America Inc.	301 McCullough Dr , Suite 400, Charlotte, NC 28262	REGUS MANAGEMENT GROUP LLC	12/31/2016
MasTec North America Inc.	5031 West WT Harris Blvd, Charlotte, NC 28269	NBC NC LLC	8/31/2018
MasTec North America Inc.	8770 West Bryn Mawr Avenue, Suite 1300, Chicago, IL 60631-3515	REGUS MANAGEMENT GROUP LLC	4/30/2017
MasTec North America Inc.	5410 Newport Drive, Ste. 44, Rolling Meadows, IL 60008	VIP MERCURY LLC	10/31/2017
MasTec North America Inc.	8044 Montgomery Rd, Suite 700, Cincinnati, OH 45140	REGUS MANAGEMENT GROUP LLC	12/31/2016
MasTec North America Inc.	4925 Galaxy Pkwy, Suite O, Beachwood, OH 44122	GALAXY CORPORATE CENTER LLC	6/30/2017
MasTec North America Inc.	1118 First Street South, Columbia, SC 29209	FORUM DEVELOPMENT	7/31/2017
MasTec North America Inc.	5525 Twin Knolls, Ste 323, Columbia, MD 21045	JAMES Y CHOE	3/31/2019
MasTec North America Inc.	820 Morrison Rd , Gahanna, OH 43230	WALLACE F ACKLEY COMPANY	9/30/2017
MasTec North America Inc.	1940 Olivera Road, Suite C, Concord, CA 94520	HS ENTERPRISES	5/31/2018
MasTec North America Inc.	300 Baker Ave, Suite 300, Concord, MA 01742	REGUS MANAGEMENT GROUP LLC	10/31/2016
MasTec North America Inc.	806 S Douglas Road, Coral Gables, FL 33134	Phelps Dodge	10/31/2017
MasTec North America Inc.	11052 Grader Street, Dallas, TX 75238	PROLOGIS 2, LP	11/30/2019
MasTec North America Inc.	11220 Grader Street, Dallas, TX 75238	JUPITER WEST GREEN LP	8/31/2021
MasTec North America Inc.	39555 Orchard Hill Place, Suite 600, Novi, MI 48375	REGUS MANAGEMENT GROUP LLC	10/31/2016
MasTec North America Inc.	37541 Schoolcraft Rd, Livonia, MI 48150	CONSOLIDATED DEVELOP GROUP	9/30/2018
MasTec North America Inc.	2150 Boggs Road, Bldg 600 Suite 600, Duluth, GA 30096	MANULIFE FINANCIAL	1/31/2018
MasTec North America Inc.	91 Prestige Park Circle, East Hartford, CT 06108	FREMONT 91 PPC LLC	3/31/2018
MasTec North America Inc.	836 Foxon Road, East Haven , CT 06513	WORLD GYM EAST OF EAST HAVEN	9/30/2015
MasTec North America Inc.	1477 Lomaland , Suite E-12, El Paso, TX 79935	SCOT PROPERTIES LTD	9/30/2019
MasTec North America Inc.	180 W Freight Road, Florence, SC 29501	CORPORATE PROPERTIES LLC	10/31/2018

MasTec North America Inc.	5158 Kennedy Road, Suite B, Forest Park, GA 30297	SELIG ENTERPRISES	9/30/2020
MasTec North America Inc.	6545 Nova Drive, Suite 200, Davie, FL 33317	SPG UNIVERSITY PARK LLC	1/31/2021
MasTec North America Inc.	12601 Westlinks Drive, Unit 1 & Part Of 2, Fort Myers, FL 33913	WESTLINKS GATEWAY LLC	3/31/2022
MasTec North America Inc.	1619 Oakbrook Dr, Gainesville, GA 30507	CM & JUDY HARRISON FAMILY LP	9/15/2018
MasTec North America Inc.	180 Commerce Center, Greenville, SC 29615	CORDIN CORPORATION	5/31/2021
MasTec North America Inc.	31069 Genstar Road, Hayward, CA 94544	UNITED GENSTAR LLC	4/30/2019
MasTec North America Inc.	3663 N Sam Houston Pkwy, Suite 600, Houston, TX 77032	REGUS MANAGEMENT GROUP LLC	4/30/2017
MasTec North America Inc.	1404 N Sam Houston Parkway E, Suite 160, Houston, TX 77032	AGELLAN COMMERCIAL REIT USLP	11/30/2018
MasTec North America Inc.	3120 Rogerdale , Suite 2-130, Houston , TX 77042	AF WC PARK LLC	1/31/2020
MasTec North America Inc.	9855 Crosspoint Blvd, Indianapolis, IN 46256	LIT INDUSTRIAL LIMITED PARTNER	8/31/2017
MasTec North America Inc.	4801 Executive Park Court, Bldg. 200, Jacksonville, FL 32216	LSOP 3 FL 3, LLC	7/31/2019
MasTec North America Inc.	8859 Long, Lenexa, KS 66215	MATHER ENTERPRISES	5/31/2017
MasTec North America Inc.	333 Troy Circle, Unit F, Knoxville, TN 37919	CHAMBERS DEVELOPMENT LLC	2/26/2016
MasTec North America Inc.	6 Centerpoint Drive Suite 700, La Palma, CA 90623	REGUS MANAGEMENT GROUP LLC	12/31/2015
MasTec North America Inc.	7251 West Lake Mead Blvd, Suite 300, Las Vegas, NV 89128	REGUS MANAGEMENT GROUP LLC	4/30/2016
MasTec North America Inc.	8 Sunset Way Suite A103, Henderson, NV 89014	WASHINGTON STREET DEVELOPMENT LLC	10/31/2018
MasTec North America Inc.	5301 Warden Road, Building I Suite 4, North Little Rock, AR 72116	THE WOODCREST COMPANY LLP	8/31/2017
MasTec North America Inc.	265 Executive Drive, Plainview, NY 11803	ROLLING HILLS AT 265 EXECUTIVE DR LLC	2/29/2020
MasTec North America Inc.	11505 Commonwealth Drive, Suite 103, Louisville, KY 40299	ALIBRO PROPERTIES	8/31/2017
MasTec North America Inc.	750 Pierce Rd, Clifton Park, NY 12065	PDRN, LLC	10/31/2017
MasTec North America Inc.	1679 Shelby Oaks Drive North Suite 2, Memphis , TN 38134	BICO ASSOCIATES GP	12/31/2017
MasTec North America Inc.	1910 South Stapley Drive, Suirte 248, Mesa, AZ 85204	REGUS MANAGEMENT GROUP LLC	9/30/2016
MasTec North America Inc.	10800 NW 97 Street, Suite 102, Miami, FL 33178	FUTERNICK PROPERTIES II LLC	12/31/2021
MasTec North America Inc.	4000 Hollywood Blvd, Suite 555-5, Hollywood, FL 33021	REGUS MANAGEMENT GROUP LLC	10/31/2016
MasTec North America Inc.	10400 NW 37 Terrace, Miami, FL 33178	HMS DISTRIBUTORS INC	6/30/2016
MasTec North America Inc.	12400 SW 134th Ct, Unit 10-11, Miami, FL 33186	Seagis CPK c/o The Easton Group	10/31/2016
MasTec North America Inc.	12945 SW 132 St, Suite #4, Miami, FL 33186	VON ULRIC INC	3/31/2018
MasTec North America Inc.	13020 Highway 191, Midland County, TX 79707	JPM INVESTMENTS INC	5/31/2018
MasTec North America Inc.	393 Jericho Turnpike, Ste. 106, Mineola, NY 11501	393 JERICHO TURNPIKE ASSOC LLC	12/31/2016
MasTec North America Inc.	135 Gaither Drive, Mount Laurel, NJ 08053	EAST GATE BUSINESS CENTER LLC	10/31/2018
MasTec North America Inc.	3200 West End Ave, Suite 500, Nashville, TN 37203	REGUS MANAGEMENT GROUP LLC
MasTec North America Inc.	475 Metroplex Dr Suite 403, Nashville, TN 37211	IC BP III Holdings IX, LLC	8/31/2015
MasTec North America Inc.	101 Austin Bradley Lane, New Bern, NC 28562	MAGNOLIA INVESTORS LLC	7/31/2019
MasTec North America Inc.	650 Poydras St, Suite 1400, New Orleans, LA 70130	REGUS MANAGEMENT GROUP LLC	1/31/2017

MasTec North America Inc.	70 East Sunrise Highway, Valley Stream, NY 11581	REGUS MANAGEMENT GROUP LLC	4/30/2017
MasTec North America Inc.	1999 Harrison St, 18th Floor, #1821 & #1860, Oakland , CA 94612	PREMIER OFFICE CENTERS LLC	7/31/2016
MasTec North America Inc.	1883 NW 58 Lane, Ocala, FL 34475	SOUTHERN CYPRESS PROPERTIES, LLC	4/30/2018
MasTec North America Inc.	2600 Linda Lane, Edmond, OK 73013	2600 PARTNERS LLC	8/31/2017
MasTec North America Inc.	3421 Route 16 North, Olean, NY 14760	HALL DEVELOPMENT	11/30/2017
MasTec North America Inc.	2417 South 156 Circle, Omaha, NE 68130	MILLER DEVELOPMENT LLC	3/31/2018
MasTec North America Inc.	260 Hunt Park Cove, Longwood, FL 32750	DUNHILL INVESTMENTS, INC	2/28/2019
MasTec North America Inc.	1 International Plaza, Suite 550, Philadelphia, PA 19113	REGUS MANAGEMENT GROUP LLC	10/31/2016
MasTec North America Inc.	651 Holiday Drive, Foster Plaza 5 Suite 300, Pittsburgh, PA 15220	REGUS MANAGEMENT GROUP LLC	4/30/2016
MasTec North America Inc.	66 Columbia Drive , Pooler, GA 31322	BENNETT POOLER INVESTMENTS INC	7/31/2017
MasTec North America Inc.	686 & 688 NW Enterprise Drive, Port St. Lucie, FL 34986	CYNKEV LLC	6/30/2019
MasTec North America Inc.	10906 NE 39 Street, Suite A11, Vancouver, WA 98682	SPEARS REAL ESTATE LLC	6/30/2017
MasTec North America Inc.	24 Minnesota Ave, C, Warwick, RI 02888	WILDFIELD PROPERTIES LLC	3/31/2018
MasTec North America Inc.	540 Civic Blvd, Suite 155, Raleigh, NC 27610	DUKE REALTY LIMITED PARTNERSHIP	6/14/2020
MasTec North America Inc.	850 East Parkridge Ave, Suite 117, Corona, CA 92879	PRINCELAND PARKRIDGE	3/31/2019
MasTec North America Inc.	7830 Byron Dr, Suite 13 & 14, Riviera Beach, FL 33404	RREEF AMERICA REIT II CORP. S	3/31/2021
MasTec North America Inc.	52 Marway Circle , Suite #1, Rochester, NY 14624	GALLINA DEVELOPMENT CORP	9/30/2019
MasTec North America Inc.	30 Governor Drive, Newburgh, NY 12550	NEWBURG ADVENTURES LLC	2/28/2019
MasTec North America Inc.	6446 S Kenton St, Unit 100 & 140, Centennial, CO 80111	NETREIT ARAPAHOE LLC	11/30/2021
MasTec North America Inc.	4191 Power Inn Road, Suite E, Sacramento, CA 95826	POWER INN INDUSTRIAL PARK I LLC	6/30/2018
MasTec North America Inc.	1100 NW Loop 410, Suite 700 Office #54, San Antonio, TX 78213	REGUS MANAGEMENT GROUP LLC	4/30/2016
MasTec North America Inc.	1506 Lackawanna Ave, Olyphant, PA 18447	RIST REALTY	12/31/2018
MasTec North America Inc.	12201 Cyrus Way , Suite 102 and 103, Mukilteo, WA 98275	MUKILTEO CYRUS INVESTMENTS LLC	11/30/2019
MasTec North America Inc.	100 Chesterfield Business Parkway, 2nd Floor, St Louis, MO 63005	REGUS MANAGEMENT GROUP LLC	1/31/2016
MasTec North America Inc.	312 Fee Fee Road, St. Louis, MO 63141	FEE FEE DORSET INVESTORS LLC	2/28/2017
MasTec North America Inc.	6500 Joy Road, East Syracuse, NY 13057	OLIVA HOLDING LLC	9/30/2019
MasTec North America Inc.	2604 Tampa East Blvd, Tampa, FL 33619	Mark 60 TE LLC	2/28/2022
MasTec North America Inc.	7320 East Fletcher Ave, Tampa, FL 33637	REGUS MANAGEMENT GROUP LLC	1/31/2016
MasTec North America Inc.	4803 George Rd, suite 370, Tampa, FL 33634	INDEPENDENCE REALTY TAMPA OFFICE/FLEX LLC	1/31/2017
MasTec North America Inc.	3597 Hwy 83/84, Tuscola, TX 79562	Providence Supply	8/31/2019
MasTec North America Inc.	9980 S 300 West, Suite 200, Sandy, UT 84070	REGUS MANAGEMENT GROUP LLC	4/30/2016
MasTec North America Inc.	26320 Diamond Place, Unit 180, Santa Clarita, CA 91350	SKY BUSINESS CENTER LLC	7/31/2019
MasTec North America Inc.	5680 King Center Drive, Suite 661, Alexandria, VA 22315	REGUS MANAGEMENT GROUP LLC	4/30/2017
MasTec North America Inc.	2724 South 3600 West , Suite K, West Valley City, UT 84119	LAKECREST BUSINESS CENTER	4/30/2018
MasTec North America Inc.	10310 Governor Lane Blvd, Suite 6013 & 6015, Williamsport, MD 21795	THE BOWMAN GROUP LLC	11/30/2021

MasTec North America Inc.	481 Jean Mary Ave. Suite B, Tontitown, AR 72770	B & R INVESTMENTS INC	2/28/2018
MasTec North America Inc.	520 Airport Road NW, Suite A-2, Albuquerque, NM 87121	GRADY WEST LLC	5/31/2018
MasTec North America Inc.	34 Rosscraggon Rd, Asheville, NC 28803	FI REALTY	10/31/2017
MasTec North America Inc.	6103 Techni Center Dr, Suite C, Austin, TX 78721	CENTRAL DISTRIBUTORS INC	6/30/2019
MasTec North America Inc.	9800 Twin Lakes Parkway, Suite C & D, Charlotte, NC 28269	9800 Twin Lakes LLC	1/31/2019
MasTec North America Inc.	7500 - 7516 Whitepine Road, Chesterfield, VA 23237	BAKER PROPERTIES LIMITED PARTNERSHIP	8/31/2018
MasTec North America Inc.	1322 Crestside, Coppell, TX 75019	ALLEGIANCY HOUSTON LLC	1/31/2021
MasTec North America Inc.	4317 Agnes St, Corpus Christi, TX 78405	ENGEL LOEB PROPERTIES, LLC	7/31/2021
MasTec North America Inc.	1975 San Juan Blvd, Farmington, NM 87401	DAVID G DAVIS	8/31/2018
MasTec North America Inc.	20 Synan Road, Units 109 & 111, Fredricksburg, VA 22405	SYNAN LLC	2/28/2021
MasTec North America Inc.	7613 Pebble Drive, Bldg 22, Fort Worth, TX 76118	RIVERBEND PROPERTIES	10/31/2017
MasTec North America Inc.	512 Industrial Avenue, Greenboro, NC 27406	Standard Industrial Maintenance Co	12/31/2017
MasTec North America Inc.	9302 W Exp 83, Unit B2, Harlingen, TX 78552	WELDON DUNN HOMES INC & ZAMS CLUB LTD	4/30/2018
MasTec North America Inc.	1516 F Ave SE, Unit A & B, Hickory, NC 28602	BOYD & HASSELL I-C INC.	6/30/2017
MasTec North America Inc.	1900 Brookside Lane, Kingsport, TN 37660	JONATHAN TODD PIERCE	5/31/2018
MasTec North America Inc.	271 Hickory St, Mt Airy, NC 27030	SHEETS WAREHOUSING & STORAGE
MasTec North America Inc.	3361 Highway 29 North, Belton, SC 29627	DAVID LEROY WEBB	5/31/2021
MasTec North America Inc.	7624 & 7630 Reindeer Trail, San Antonio, TX 78238	LVP 7402 REINDEER LLC	7/31/2017
MasTec North America Inc.	1441 Miller Store Rd, Virginia Beach, VA 23455	NORFOLK AIRPORT AUTHORITY	1/31/2022
MasTec North America Inc.	5819 N Highway 6, Unit 9 & 10, Waco, TX 76712	SPRING VALLEY VILLAGE, LLC	4/30/2018
MasTec North America Inc.	3818 Hwy. 421 North, Suite 140, Wilmington, NC 28401	DLH HOLDING LLC	2/16/2019
MasTec North America Inc.	1060 Drop Off Drive, Summerville, SC 29483	GRESCO INVESTMENTS LLC	3/31/2018
Bottom Line Services, LLC	959 Dobskyville Road, Yorktown, TX 77963
Bottom Line Services, LLC	1010 & 1008 Hwy 59 W, George West, TX 78022
Bottom Line Services, LLC	1010 & 1008 Hwy 59 W, George West, TX 78022
Bottom Line Services, LLC	2210 North Highway 37, Oakville, TX 78022	Sidney Marvin Smith
Bottom Line Services, LLC	2210 North Highway 37, Oakville, TX 78022	Sidney Marvin Smith	4/1/2013
Bottom Line Services, LLC	1010 & 1008 Hwy 59 W, George West, TX 78022
Bottom Line Services, LLC	1010 & 1008 Hwy 59 W, George West, TX 78022
Bottom Line Services, LLC	3912 E Hwy. 158, Midland, TX 79706	Montevallo, Inc.	3/16/2019
Bottom Line Services, LLC	900 Isom Road, Suite 200, San Antonio, TX 78216	LIPCO Real Estate, LLC	10/31/2017
MasTec Networks Solutions, LLC	1247 Enterprise Court, Corona, CA 92882	Active Transit, Inc.	11/30/2013
MasTec Networks Solutions, LLC	14801 Willard Rd, Suite 500, Chantilly, VA 20151	APA Properties	6/1/2014
MasTec Networks Solutions, LLC	55 Matchette Road, Clinton, PA 15026	PBF Properties
MasTec Networks Solutions, LLC	7018 Braddock Mews Road, Springfield, VA 22151	CPR Richmond LLC	10/31/2014
MasTec Networks Solutions, LLC	10990 Richardson Rd, Ashland, VA 23005	CPR Richmond LLC	9/30/2014
MasTec Networks Solutions, LLC	721 Gainsboro Road, Roanoke, VA 24016	Roanoke-Salem Business Center	8/31/2017
MasTec Networks Solutions, LLC	201 Davis Drive, Unit Z, Sterling, VA 20164	CPR Richmond	9/30/2014
MasTec Networks Solutions, LLC	531 Old Highway 49 S. Bldg, Richland, MS 39218	MJ Investments	12/31/2013

MasTec Networks Solutions, LLC	307 Walker Circle, Richland, MS 39218	MJ Investments	12/31/2013
MasTec Networks Solutions, LLC	1450 Peeples Street Suites A and B, Columbia, SC 29203
MasTec Networks Solutions, LLC	208 West Railroad Ave, Suite B, Bay Minette, AL 36507	FileSafe, LLC	9/30/2013
MasTec Networks Solutions, LLC	2441 Unit C Wall Street, Milbrook, AL 36054	Newport LLC	9/30/2013
MasTec Networks Solutions, LLC	106-B White Oak Lane, Lexington, SC 29073	ENTRON ENTERPRISES PARTNERSHIP	3/30/2015
MasTec Networks Solutions, LLC	3144 Stage Post Drive, Bartlett, TN 38133	CMLT 2008 LS1 WOLF LAKE DRIVE LLC	10/31/2013
MasTec Networks Solutions, LLC	651 Presidential Drive, Richardson, TX 75081	PS Business Parks	7/25/2016
MasTec Networks Solutions, LLC	814 President Ave., Tupelo, MS 38801	Southside Rentals. LLC	2/28/2014
MasTec Networks Solutions, LLC	17451 Village Green Drive , Houston, TX 77040	Cabot Industrial Value Fund	4/30/2016
MasTec Networks Solutions, LLC	3126 John P.Curci Dr., Pembroke Park, FL 33009	The Kelsey Group, Inc.	7/31/2017
MasTec Networks Solutions, LLC	1001 N. Magnolia, Little Rock, AR 72114	Daniel Moving & Storage CO	11/30/2013
MasTec Networks Solutions, LLC	2859 Paces Ferry Road, Atlanta, GA 30339	Parmenter Realty Partners	7/1/2017
MasTec Networks Solutions, LLC	306 Woodland Drive, LaPlace, LA 70068	T Times 4, LLC	10/31/2016
MasTec Networks Solutions, LLC	421 Sonnier Rd., Carencro, LA 70520	Castille Real Estate, llc	12/31/2018
MasTec Networks Solutions, LLC	100 Cahaba Valley Pkwy West, Pelham, AL 35124	P Blake Sherrod	8/31/2014
MasTec Networks Solutions, LLC	Julio Matos Industrial Park Urbanization, Lot #19, Carolina, PR	Pidmont, Inc.	5/31/2017
EC Source Services LLC	1345 S 350 West, Richfield, UT 84701	D Curtis Enterprises	11/30/2014
EC Source Services LLC	2050 700 West, Beaver, UT 84713		11/30/2015
EC Source Services LLC	4000 Hwy Blvd, Spencer, IA		10/31/2015
EC Source Services LLC	1341 North 257, Milford, UT 84751	City Of Milford	5/10/2015
EC Source Services LLC	6575 N Glen Harbor Blvd, Hangar #3, Glendale, AZ 85307	Chin Yi Tu Family Trust
EC Source Services LLC	3635 S. 43rd Avenue, Phoenix, TX 85041	PRM PIT, LLC	7/31/2017
EC Source Services LLC	4512 W Cedar Wapsi Rd, Cedar Falls, IA 50613	David Zelen & Nancy Zelen	8/31/2015
EC Source Services LLC	100 Ave Hwy 18, Everly, IA 51346	Daves sand and Gravel	1/31/2016
EC Source Services LLC	903 Gemini, Houston, TX 77058	Ross Nicholson 2000 Seperate Property Trust	3/1/2017
EC Source Services LLC	4800 W Pasadena, Glendale, AZ 85301	Whal Properties	6/30/2021
EC Source Services LLC	24724 Hwy 57, Parkersburg, IA 50665	Hassman Farms	12/31/2015
EC Source Services LLC	16055 Space Center Blvd, 700, Houston, TX 77062	Parfinco	4/30/2025
EC Source Services LLC	1800 Norwood Dr, Algona, IA 50511	Jack Limbaugh	4/30/2016
EC Source Services LLC	1109 Hwy 18E, Algona, IA 50511	Jack Limbaugh	10/30/2016
EC Source Services LLC	2255 30th street, ackley, IA 50601	leroy brandt	10/31/2015
EC Source Services LLC	919 HW 18 E, Algona, IA 50511	Jack W Limbaugh	4/30/2016
EC Source Services LLC	8543 N State Road 29 , Logansport, IN 46947	Edith Short POA Charles Short	3/28/2018
EC Source Services LLC	2080 South 550 West, Beaver, UT 84713		3/31/2015
EC Source Services LLC	1034 E 300 Street, Salt Lake City, UT 84102	Sean and Christine Harns
EC Source Services LLC	714 11 Avre, Spencer, IA 51301	Spencer Municipal Utilities	10/31/2015
EC Source Services LLC	520 2nd ave, Spencer, IA 51301	Spencer Municipal Utilities	10/31/2015
EC Source Services LLC	152 N Absaroka Ste B, Powell, WY 82435	James E. Hillberry	6/1/2018
MasTec North America Inc.	257 Route 17K Suite 204, Newburgh, NY 12550	Cornwall Management	4/30/2016

MasTec North America Inc.	3069 English Creek Avenue, Egg Harbor Township, NJ 08234	Providence Professional Park	9/30/2018
MasTec North America Inc.	60 North Harrison Ave, Congers, NY 10920	CARL H LANDGREN	10/14/2013
MasTec North America Inc.	12 N Route 9W, Congers, NY 10920	DiMatteo, Theresa
MasTec North America Inc.	11235 Somerset Ave, Beltsville, MD 20705	HAVEN CONSTRUCTION CORP
MasTec North America Inc.	209 Art Bryan Drive, Asheboro, NC 27203	Owned
MasTec North America Inc.	2721 Carpenter-Upchurch Rd, Cary, NC 27519	Owned
MasTec North America Inc.	3769 South Military Highway, Chesapeake, VA 23323	Edward Upton	10/31/2018
MasTec North America Inc.	4210 Franklin Goldmine Road, Cumming, GA 30040	Jim Hambrick
MasTec North America Inc.	17310 US 421 S, Dunn, NC 28334	Howard Gale Tart
MasTec North America Inc.	600 Weyerhausen Rd, Ernul, NC 28527	Owned
MasTec North America Inc.	1001 Reilly Road Ste 258, Fayetteville, NC 28314	Reilly Rd Industrial Park
MasTec North America Inc.	1309 Oddfellow Rd, Ft. Walton Beach, FL 32548	All-Wright Mini Storage
MasTec North America Inc.	390 Welcome Avenue, Henderson, NC 27536	Johnny L. Blanks
MasTec North America Inc.	105 Warehouse Drive, Lagrange, NC 28551	Kornegay Properties, LLC
MasTec North America Inc.	7112/7120 Old Cheney Hwy., Orlando, FL 32807	Pioneer Enterprises Ltd.
MasTec North America Inc.	8900 Panama City Pkway, Panama City Beach, FL 32407	Travis Garrett
MasTec North America Inc.	310 Kenmore Road, Pensacola, FL 32503	Northwest Passage - RDM, LLC	5/31/2019
MasTec North America Inc.	362 Old Durham Road, Roxboro, NC 27573	Weeks Investors, Inc.	2/1/2019
MasTec North America Inc.	5380 Capital Cir NW, Tallahassee, FL 32303	Ron Moody	4/30/2017
MasTec North America Inc.	1971 Dobbs Road, B, St. Augustine, FL 32084	Michael Hennessey
MasTec North America Inc.	2320 Ten Ten Road, Apex, NC 27539	Brite Properties, LLC	11/13/2016
MasTec North America Inc.	34 Del-Mar Dr Unit D, Brookfield, CT 06804	Gustavson Properties, LLC
MasTec North America Inc.	197 US Hwy 158 E, Camden, NC 27921	Belcross Poperties LLC
MasTec North America Inc.	1600 Needmore Rd., Clarksville, TN 37040	Clarksville Speedway & Fairgrounds
MasTec North America Inc.	695 North Cashua Drive, Florence, SC 29501	Bruce E. Richbourg	9/30/2020
MasTec North America Inc.	521 Jog Road, West Palm Beach , FL 33415	Community Christian Church of the Palm Beaches
MasTec North America Inc.	3700 Main St , Grandview, MO 64030	Callahan Enterprises	12/16/2016
MasTec North America Inc.	2024 Exploration Way , Hampton, VA 23666	Coastline Developers LLC	8/31/2018
MasTec North America Inc.	6639 N. Carl G. Rose Highway, Hernando, FL 34442	William J. Burk	11/30/2016
MasTec North America Inc.	725 PRIMERA BLVD, LAKE MARY, FL 32746	RREF INTERCHANGE FL , PRIMERA I, LLC	5/31/2017
MasTec North America Inc.	1 Emhurst St. , Newport News, VA 23603	S&K Holdings, LLC	6/30/2018
MasTec North America Inc.	7301 Samville Road, North Fort Myers, FL 33917	C & H Powerline Construction Company	5/15/2018
MasTec North America Inc.	220 West Main Street, Radford, VA 24141	First Street Properties, LLC	10/31/2016
MasTec North America Inc.	166 Industrial, Roanoke, VA 24019	Woods, Gary and Ricky	1/31/2015
MasTec North America Inc.	2759 South 300 West #H, Salt Lake City , UT 84115	Capitol Industries, Inc.	12/30/2016
MasTec North America Inc.	349 Southport Circle, Virginia Beach, VA 23452	Pennoni Associates Inc.
MasTec North America Inc.	3857 Hwy 421 North, Wilmington, NC 28401	Owned
MasTec North America Inc.	4143 E Quartz Circle, Suite 104, Mesa, AZ 85215	ECSD, LLC	4/30/2016
Energy Erectors Inc.	4562 Denrose Ct., unit 1, Fort Collins, CO	Mariah Properties, LLC	3/31/2015

Energy Erectors Inc.	31588 Progress Road, Leesburg, FL 34748	CKD LLC	7/31/2018
Energy Erectors Inc.	2958 North Commerce St. , North Las Vegas, NV 89030	CKD LLC	8/1/2018
MasTec Inc.	Subdivision: Blue Herron Estate Citrus Woods, Lakeland, FL 33801
MasTec Inc.	Sec/Twn/Rng/Mer: Sec 35 Twn 28S Rng 24 E, Lakeland, FL 33801
MasTec Inc.	800 Douglas Rd, 11th & 12th Floor, Coral Gables, FL 33134	Corporate Office	10/31/2017
MasTec Inc.	375 Riverside Parkway, Ste 100, Lithia Springs, GA 30122
MasTec Inc.	100 NE 80th Terrace, Miami, FL 33138
MasTec Networks Solutions, LLC	6016 Wilkinson Blvd, Belmont, NC 28012	Eddie Belk	11/30/2014
MasTec Networks Solutions, LLC	701 Griffith Road, Charlotte, NC 28217	701 Griffith Road, LLC ***
MasTec Networks Solutions, LLC	1008 L and A Road, Metairie, LA 70001	Louis D. Haeuser Investments
MasTec Networks Solutions, LLC	4200 Church Street, Suite 1060 & 1054, Sanford, FL 32771	COP-Monroe North
MasTec Networks Solutions, LLC	176 B Chandalar Place Drive, Pelham, AL 35124	Lumpkin Development
MasTec Networks Solutions, LLC	2240 E DOWLING RD, ANCHORAGE, AK	CONAC HOLDINGS, LTD.	11/30/2018
MasTec Networks Solutions, LLC	4300 Stockton Drive , NORTH LITTLE ROCK, AR 72117	Woodcrest Company	7/1/2024
MasTec Networks Solutions, LLC	1000 CentreGreen Way, Suites 250 & 300, Cary, NC 27513	inVentiv Clinical, LLC	4/30/2018
MasTec Networks Solutions, LLC	701 Griffith Road, Charlotte, NC 28217	701 Griffith Rd, LLC	5/31/2021
MasTec Networks Solutions, LLC	701 Griffith Road, Charlotte, NC 28217	701 Griffith Rd, LLC	5/31/2021
MasTec Networks Solutions, LLC	701 Griffith Road, CHARLOTTE, NC 28217	701 Griffith Road, LLC	3/31/2016
MasTec Networks Solutions, LLC	500 N. Loop 336, Unit 106, Conroe, TX 77301	BC SECURITIES, LLC Unit 106	11/30/2015
MasTec Networks Solutions, LLC	500 N. Loop 336, Unit 107, Conroe, TX 77301	BC SECURITIES, LLC Unit 107	11/30/2015
MasTec Networks Solutions, LLC	238 S Hamilton Rd, Gilbert, AZ 85233	Pathfinder TRF One, LLC	6/30/2016
MasTec Networks Solutions, LLC	264 S Hamilton Rd, Gilbert, AZ 85233	Pathfinder TRF One, LLC	6/30/2016
MasTec Networks Solutions, LLC	264 S Hamilton Place, Gilbert, AZ 85233	Pathfinder TRF One, LLC	9/30/2016
MasTec Networks Solutions, LLC	238 S Hamilton Place, Gilbert, AZ 85233	Pathfinder TRF One, LLC	6/30/2016
MasTec Networks Solutions, LLC	238 S Hamilton Rd, Gilbert, AZ 85233	Pathfinder TRF One, LLC	6/30/2016
MasTec Networks Solutions, LLC	264 S Hamilton Rd, GILBERT, AZ 85233	Pathfinder TRF One, LLC	6/30/2016
MasTec Networks Solutions, LLC	8600 San Mateo Blvd, NE, Albuquerque, NM 87113	Sandia Foundation	2/28/2017
MasTec Networks Solutions, LLC	8600 San Mateo Boulevard, NE, Albuquerque, NM 87113	Sandia Foundation	2/28/2017
MasTec Networks Solutions, LLC	99 Se Mizner Blvd, #813, Boca Raton, FL 33432	Edward Gersh	11/30/2016
MasTec Networks Solutions, LLC	6100 Broken Sound Parkway, Boca Raton, FL 33487	6100 Broken Sound Associates, LLC	1/31/2017
MasTec Networks Solutions, LLC	1025 Greenwood Blvd, Suite 470, Lake Mary, FL 32746	BRE/COH FL, LLC	12/31/2016
MasTec Networks Solutions, LLC	5201 Gateway Boulevard, Bays 1-15, Lakeland, FL 33811	1070 County Line Road, LLC	1/31/2017
MasTec Networks Solutions, LLC	1057 N Hwy 17-92, Longwood, FL 32750		2/28/2017
MasTec Networks Solutions, LLC	3042 Matlock Drive, Kennesaw, GA 30144	Clevenger Properties	8/31/2017
MasTec Networks Solutions, LLC	2100 Riverchase Center, Building 300, Suite 308, Birmingham, AL 35243	DRA-CLP OFFICE, LLC	12/31/2015
MasTec Networks Solutions, LLC	308 Woodland Drive, LaPlace, LA 70068	BD Partners, LLC	12/31/2015
MasTec Networks Solutions, LLC	3445 North Causeway Boulevard, Metaire, LA 70002	3445 North Causeway	5/31/2016
MasTec Networks Solutions, LLC	3500 Pelham Parkway, Pelham, AL 35124	Pelham NCP, LLC	4/30/2018

MasTec Networks Solutions, LLC	1850 Grand Terre, Port Allen, LA 70767	Port Allen Management, LLC.	4/30/2018
MasTec Networks Solutions, LLC	300 Walker Circle, Richland, MS 39218	McCrory Real Estate
MasTec Networks Solutions, LLC	300 Walker Circle, Richland, MS 39218	MAJ Development, LLC/McCrory Real Estate, LLC	4/30/2017
MasTec Networks Solutions, LLC	291-A Walker Circle, Richland, MS 39218	MJ INVESTMENTS, LLC
MasTec Networks Solutions, LLC	12 Mary Marr Street, Winnsboro, LA 71295	DAROLD PARKER-Corp office	10/31/2016
MasTec Networks Solutions, LLC	92-726 ANIPEAHI STREET, KAPOLEI, HI 96707	D'ANNA CONSULTING	8/31/2016
MasTec Networks Solutions, LLC	1449 VFW DRIVE, CONYERS, GA 30012	John Hardy Jones and Robert Baral	3/30/2017
MasTec Networks Solutions, LLC	710 Belden Ave, Addison, IL 60101		12/31/2016
MasTec Networks Solutions, LLC	2712 Forest Ridge Ct, SE, Cedar Rapids, IA 52403	1756 E Avenue, NE, LLC	9/30/2014
MasTec Networks Solutions, LLC	1351 E Irving Park Road, Itasca, IL 60143	Irving Park Business Center -1 Limited Partnership	7/31/2019
MasTec Networks Solutions, LLC	8974 J Street, Omaha, NE 68154	Centaur 88	12/29/2016
MasTec Networks Solutions, LLC	8970 J Street, Omaha, NE 68154	Centaur 88	12/29/2016
MasTec Networks Solutions, LLC	13727 Johnson Memorial Drive, Shakopee, MN 55379	KTLM Holdings	10/31/2015
MasTec Networks Solutions, LLC	206 Washington Street, Union, MO 63084	Graceco, LLC	7/31/2015
MasTec Networks Solutions, LLC	1230 Perry Road, Apex, NC 27902	Gore Line Properties	1/31/2016
MasTec Networks Solutions, LLC	5101 Gateway Boulevard, Bays 11-15, Lakeland, FL 33811	Ruthven Family Limited Partnership II	12/31/2016
MasTec Networks Solutions, LLC	5101 Gateway Boulevard, Bays 11-15, Lakeland, FL 33811	Ruthven Family Limited Partnership	12/31/2015
MasTec Networks Solutions, LLC	1057 N Hwy 17-92, Longwood, FL 32750	Richard Moretti, LLC	2/28/2017
MasTec Networks Solutions, LLC	9961 Sidney Hayes Road, Orlando, FL 32824	Taft 2, LLC	11/22/2016
MasTec Networks Solutions, LLC	53 Taft-Vineland Road, Orlando, FL 32824	Taft 6, LLC	6/10/2017
MasTec Networks Solutions, LLC	2430-2460 Sand Lake Road, Suite 2452, Orlando, FL 32809	Park Center Holdings, LLC	1/31/2018
MasTec Networks Solutions, LLC	1755 CREEKSIDE OAKS DRIVE, SUITE 110, SACRAMENTO, CA 95833	LUM YIP KEE LIMITED DBA TWIN TREES LAND CO	5/31/2019
MasTec Networks Solutions, LLC	125 Klug Circle, Corona, CA 92880	JC & JC Property	8/31/2019
MasTec Networks Solutions, LLC	6323 East Malloy Road, Syracuse, NY 13057	Malloy Road Associates	7/31/2016
MasTec Networks Solutions, LLC	210 INTERSTATE NORTH PARKWAY, SUITE 300, ATLANTA, GA 30339	INOP ACQUISITIONS, LLC	2/28/2018
MasTec Networks Solutions, LLC	914 B-English Station Rd, Middletown, KY 40291		9/30/2020
MasTec Networks Solutions, LLC	6323 EAST MALLOY RD, SYRACUSE, NY 13209	MALLOY ROAD ASSOCIATES	7/31/2017
MasTec Networks Solutions, LLC	803 Jefferson Highway, New Orleans, LA 70121	PMG Leasing LLC-Virlane Associates, LLC	12/31/2018
MasTec Networks Solutions, LLC	27120 SW 95th Avenue, Ste 3286, Wilsonville, OR 97070	JP Wilsonville, LLC	1/31/2019
MasTec Networks Solutions, LLC	1203 114-th Avenue SE, BELLEVUE, WA 98004	Regency Bellefield Holdings, LLC	7/31/2019
MasTec Networks Solutions, LLC	1203 114-th Avenue SE, Bellevue, WA 98004	Regency Bellefield Holdings, LLC	7/31/2019
MasTec Networks Solutions, LLC	16259 SE 130th Ave, Ste 201, Clackamas, OR 97015	Sunrise Corridor, LLC	10/31/2018
MasTec Networks Solutions, LLC	22263 68th Ave. S, Ste 210, Kent, WA 98032	TERRENO REALTY CORP LLC	10/31/2018
MasTec Networks Solutions, LLC	22257 68-th Ave S., KENT, WA 98032	Advanced Tower Components	6/16/2015
MasTec Networks Solutions, LLC	Condo Park Plaza #605, Isla Verde, PR 00979	IVETTE CASTILLO	8/31/2016
MasTec Networks Solutions, LLC	Palma Dorada Village, Apartment 1103, Vega Alta, PR 00692	Jaime J Ramirez-Vega
MasTec Networks Solutions, LLC	1354 Ave. Magdalena, Apt PH2, SAN JUAN, PR 00907	Sylvia M Fernandez	6/30/2017

MasTec Networks Solutions, LLC	4850/4860 Nome St., Denver, CO 80239	The Realty Associates Fund X--	4/30/2018
MasTec Networks Solutions, LLC	6675 Falcon Lane, Bozeman, MT 59718	Falcon Lane Properties, LLC	1/30/2016
MasTec Networks Solutions, LLC	4726 NW 2nd Avenue, Unit F-3, Boca Raton, FL 33431	Chapman Investments, Inc.	6/30/2017
MasTec Networks Solutions, LLC	2859 Paces Ferry Road, Atlanta, GA 30339	Parmenter Realty Partners	7/1/2017
MasTec Networks Solutions, LLC	806 Douglas Road, Suite 1100, Coral Gables, FL 33134	Banyan Street/Gap Douglas Entrance Owners, LLC	5/31/2019
MasTec Networks Solutions, LLC	11704/11705 Willake St., Santa Fe Springs, CA 90670	TIA-CREF #11704	2/29/2016
MasTec Networks Solutions, LLC	1777 NE LOOP 410, SUITE 1201, SAN ANTONIO, TX 78217	ELOJAN, INC.	8/31/2019
MasTec Networks Solutions, LLC	21410 Springbridge Dr, Houston, TX 77073	Patronelli USA Group, LLC	2/1/2018
MasTec Networks Solutions, LLC	20203 Carriage Point Drive, Houston, TX 77073	Nomac Drillings, LLC	10/31/2017
MasTec Networks Solutions, LLC	3075 E Imperial Highway, Ste 100, Brea, CA	Hub City Terminals, Inc.	9/9/2017
MasTec Networks Solutions, LLC	100 Kahelu Avenue #149 , Ste206, MILILANI, HI 96789	The HLC Properties Family Limited Partnership #206	7/31/2020
MasTec Networks Solutions, LLC	100 Kahelu Avenue #149 , Ste206, MILILANI, HI 96789	The HLC Properties Family Limited Partnership #206	7/31/2015
MasTec Networks Solutions, LLC	100 Kahelu Avenue #149 , Ste206, MILILANI, HI 96789	The HLC Properties Family Limited Partnership #206	7/31/2015
MasTec Networks Solutions, LLC	100 Kahelu Avenue #149 , Ste206, MILILANI, HI 96789	The HLC Properties Family Limited Partnership #206	7/31/2015
MasTec Networks Solutions, LLC	3443 Airport Rd, SACRAMENTO, CA 95834	3443 Airport Rd, LLC	4/30/2016
MasTec Networks Solutions, LLC	94-418 Koaki Street, WAIPAHU, HI 96797	H & G II Properties LLC	12/31/2017
MasTec Networks Solutions, LLC	15345 Fairfield Ranch Road, Chino Hills, CA 91709	Chino Hills Corporate Park L.P.	5/31/2016
MasTec Networks Solutions, LLC	2000 L Street, Suite 175, SACRAMENTO, CA 95811	CW Properties
MasTec Networks Solutions, LLC	18 Centerpointe Drive , Suite 110, LA PALMA, CA 90623	The Realty Associates Fund IX	2/28/2019
MasTec Networks Solutions, LLC	2661 Byington-Solway Road, Knoxville, TN 37931	William H Hulsey-Regions Bank	3/31/2017
MasTec Networks Solutions, LLC	10330 Technology Drive, Suite 200, Knoxville, TN 37930	Samuel J. Furrow	7/31/2018
MasTec Networks Solutions, LLC	1802 Watterson Trail , LOUISVILLE, KY 40299	Watterson Trail Mini Storage	8/30/2015
MasTec Networks Solutions, LLC	2611 Holloway Road, Louisville, KY 40299	The Capito Family LLC	8/4/2015
MasTec Networks Solutions, LLC	1975 Joe B Jackson Parkway, Murfreesboro, TN 37127	Pretoria Properties	8/30/2020
MasTec Networks Solutions, LLC	North Run V, 1632 A E. Parham Road, Richmond, VA 23228	LIT Industrial Texas Limited Partnership	6/30/2016
MasTec Networks Solutions, LLC	North Run V, 1632 A E. Parham Road, Richmond, VA 23228	LIT Industrial Texas Limited Partnership	6/30/2016
MasTec Networks Solutions, LLC	9108 Guilford Road, Columbia, MD 21046	FIRST POTOMAC REALTY	6/4/2016
MasTec Networks Solutions, LLC	4840 Winchester Blvd., Frederick, MD 21703	CABOT INDUSTRIAL VALUE FUND IV OP LP	12/31/2016
MasTec Networks Solutions, LLC	8250 Preston Court, Jessup, MD 20794	Preston Court Limited Partnership	4/30/2016
MasTec Networks Solutions, LLC	19 Bellwether Way, Bellingham, WA 98225	Cohanim Bellwether B LLC	3/31/2017
MasTec Networks Solutions, LLC	7025 South Revere Parkway, Unit 100, Centennial, CO 80112	Exeter 7025 South Revere, LLC	8/31/2016
MasTec Networks Solutions, LLC	13850 Central Ave, Suite 300, Chino, CA 91710	Icon Newco Pool 1 Inland Empire	5/31/2016
MasTec Networks Solutions, LLC	1320 Willow Pass Rd, Concord, CA 94520	Concord Corporate Center, LLC	5/31/2016
MasTec Networks Solutions, LLC	2000 L Street, Suite 175, Sacramento, CA 95811	CW Properties
MasTec Networks Solutions, LLC	2017 Opportunity Drive, Unit #4, Roseville, CA 95678	HARRY HOFFMAN TESTAMENTARY TRUST DBA VSR RENTALS	2/29/2016
MasTec Networks Solutions, LLC	710 Belden Avenue, Addison, IL 60101	Prologis Targeted U.S. Logistics Fund, L.P.	12/31/2015

MasTec Networks Solutions, LLC	2303 Oakleaf Streey, Unit A, Joliet, IL 60436	Kurt Bihler	3/31/2016
MasTec Networks Solutions, LLC	364 S. Hamilton Place, Gilbert, AZ 85233	JR Elliot Commerce Park	6/30/2016
MasTec Networks Solutions, LLC	710 Belden Avenue, Addison, IL 60101	Prologis Targeted U.S. Logistics Fund, L.P.
MasTec Networks Solutions, LLC	357 & 359 Stealh Ct, Livermore, CA 94551	Stealth Street Parnters	10/31/2014
MasTec Networks Solutions, LLC	13850 Central Ave, Unit 300, Chino, CA 91710	South Coast Warehousing Distribution Inc.	3/31/2015
MasTec Networks Solutions, LLC	1352 Charwood Road, Suite E, Hanover, MD 21076		7/26/2013
MasTec Networks Solutions, LLC	176 Chandaler Drive, B, Pelham, AL 35124
MasTec Networks Solutions, LLC	238 S Hamilton Place, Gilbert, AZ 85233		6/30/2016
MasTec Networks Solutions, LLC	3301 S. Gilson Way, Oklahoma City, OK 73179	Hobby Lobby Stores, Inc.	1/31/2019
MasTec Networks Solutions, LLC	9140 Arrowpoint Boulevard, Charlotte, NC 28273	Beacon Arrowpoint LLC	11/30/2013
Precision Pipeline, LLC	3113 Route 136 , Madison, PA 15663	Harbaugh Diesel Engine Co	5/31/2015
Precision Pipeline, LLC	3008 East Main Street, Marshalltown, IA 50158
Precision Pipeline, LLC	Hwy 12, Jane Lew, WV 26378
Precision Pipeline, LLC	1715 3rd Ave E, Oskaloosa, IA 52577	Adair Holdings LLC
Precision Pipeline, LLC	270 Technology Drive, Tridelphia, WV 26003		5/31/2015
Precision Pipeline, LLC	W Michigan Ave, Albion, MI 49224	ML Developers LLC
Precision Pipeline, LLC	2504 340th ST, KEOKUK, IA 52632	CITY OF KEOKUK	10/31/2016
Precision Pipeline, LLC	3314 56th St, Eau Claire, WI 54703	Precision Land Company	11/19/2014
Precision Pipeline, LLC	9896 W 300 North, Michigan City, IN 46360	D and Excavating Inc
Precision Pipeline, LLC	9896 W 300 North, Michigan City, IN 46360	D and Excavating Inc
Precision Pipeline, LLC	9896 W 300 North, Michigan City, IN 46360	D&M Excavating Inc
Precision Pipeline, LLC	2971 Route 426, Findley Lake, NY 14736	Edward Mulkearn	5/31/2016
Precision Pipeline, LLC	2490 Highway 85 North, Watford City, ND 58854	ELK Industries LLC	11/20/2016
Precision Pipeline, LLC	204 Wilson Industrial Drive, Towanda, PA 18848
Precision Pipeline, LLC	1850 217TH STREET, BOONE, IL 50036		4/30/2018
Precision Pipeline, LLC	10038 County Highway N, Tomah, WI 54660	Gerke Excavating
Precision Pipeline, LLC	1701 W. MAIN STREET, SALEM, IL 62881		10/31/2016
Precision Pipeline, LLC	2294 E HWY 84, Oakwood, TX 75885	Gragg Land and Cattle Co	2/5/2016
Precision Pipeline, LLC	2000 WEST 135TH STREET, BOLINGBROOK, IL 604	H & H STONE LLC	12/31/2016
Precision Pipeline, LLC	1651 W Loop 304, Crockett, TX 75835		4/30/2017
Precision Pipeline, LLC	785-799 E Co Rd & 1800-1848 N Co Rd 760, Nauvoo, IL 62354		7/30/2018
Precision Pipeline, LLC	1889 US Hwy 67, Meredosia, IL 62665	Jim W Freeman and United Contractors Midwest	11/15/2016
Precision Pipeline, LLC	408 N Forrest Ave, Ottumwa, IA 52501		12/12/2016
Precision Pipeline, LLC	1955 E Lakeville Rd, Oxford, MI 48371		3/9/2014
Precision Pipeline, LLC	23259 SIBLEY RD, BROWNSTOWN, MI 48193	L LOYER CONSTRUCTION (VINCE LOYER)	11/30/2016
Precision Pipeline, LLC	1712 FM 3460, Shephard, TX 77371	Layfate Griffin	8/31/2016
Precision Pipeline, LLC	316 Hoffman Street, Marysville, MI 48040	MALVINA DEVELOPMENT LLC
Precision Pipeline, LLC	7717 HWY F48 W, NEWTON, IA 50208		12/31/2016

Precision Pipeline, LLC	SUBLOT 19A, 12 AND SECTION 24, TOWNSHIP 154 NORTH, RANGE 102 W, WILLISTON, ND 58801		9/30/2016
Precision Pipeline, LLC	28.22 Acres of Section 30,, Township 139N, and Range 81W, Morton County, ND 58554	MARMOT PROPERTIES LLC	10/14/2016
Precision Pipeline, LLC	411 Oberlin Ave, Massillon, OH 44647	Massillon Energy and Technology Park LLC	2/28/2018
Precision Pipeline, LLC	1950 Oak st, Niles, MI 49120	ML Developers LLC	12/31/2013
Precision Pipeline, LLC	Lot 132 of Hunters Run Subdivision, Lot 131 Hunters Run Sub 4th, Watford City, ND 58854	MVP Holdings LLC	12/31/2016
Precision Pipeline, LLC	1950 Oak St, Niles, MI 49120	Niles Charter Township	5/31/2014
Precision Pipeline, LLC	9429 150th Ave, Ottuma, IA 52501
Precision Pipeline, LLC	725 INDUSTRIAL DRIVE, LITCHFIELD, IL 62056		9/30/2016
Precision Pipeline, LLC	W10757 Jeffrey Road, Merrillan, WI 54754	Northern Family Farms LLC
Precision Pipeline, LLC	1648 LAINSON AVE, FORT DODGE, IA 50501		12/31/2016
Precision Pipeline, LLC	18650 Route 287, Tioga, PA 16946	Paul T Hall	1/6/2016
Precision Pipeline, LLC	501 Rothmoor Rd, Storm Lake, IA 50588	Reding Gravel & Excavating	6/30/2017
Precision Pipeline, LLC	1420 Richland Dr, Storm Lake, IA 50588		3/31/2017
Precision Pipeline, LLC	1315 Hwy 7, Sto, IA 50588		3/31/2017
Precision Pipeline, LLC	501 Rothmoor Rd, Storm Lake, IA 50588	Reding Gravel and Excavating	6/30/2017
Precision Pipeline, LLC	18423 E Frontage Rd, Litchfield, IL 62056	Roof Structure	12/31/2016
Precision Pipeline, LLC	746 Highway 61, Keokuk, IA 52632		12/31/2016
Precision Pipeline, LLC	450 Arona Rd, , Irwin, PA 15642		2/4/2015
Precision Pipeline, LLC	4520 Route 414, Canton, PA 17724	Sechrist Farms, Inc.	11/30/2012
Precision Pipeline, LLC	12100 N WELLS BYPASS, MT VERNON, IL 62864		10/31/2016
Precision Pipeline, LLC	12100 N WELLS BYPASS, MT VERNON, IL 62864		10/31/2016
Precision Pipeline, LLC	14291 Telegraph Rd, Flat Rock, MI 48134	Stephen Sassak
Precision Pipeline, LLC	1995 E County Rd 650, Carthage, IL 62321	Sullivan & Son
Precision Pipeline, LLC	1411 W DAKOTA PARKWAY, SUITE 2B, WILLISTON, ND 58803		7/31/2017
Precision Pipeline, LLC	5070 BENNETT INDUSTRIAL DRIVE, WILLISTON, ND		4/30/2017
Precision Pipeline, LLC	706 N WILLIAMSON RD, COVINGTON, PA 16917		2/28/2017
Precision Pipeline, LLC	14591 Third St, Ottumwa, IA 52501	Community 1st Credit Union	3/23/2017
Precision Pipeline, LLC	6590 Dry Fork Road, Harrison, OH 45030	Watson Gravel
Precision Pipeline, LLC	205 North Gear Ave, W Burlington, IA 52655		12/31/2016
Pumpco, Inc.	3738 Highway 21 East, Bryan, TX 77808	Jimmy McClendon	9/30/2014
Pumpco, Inc.	511 University Drive, Suite 211, College Station, TX 77840	JAR	12/31/2016
Pumpco, Inc.	23.37 Acres HWY 1703, Alpine , TX 79830	JAR CAPITAL INVESTMENTS	3/31/2018
Pumpco, Inc.	FM 50 & Southern Drive, Gillette , WY 82717	JAR CAPITAL INVESTMENTS, LLC	10/14/2016
Pumpco, Inc.	1100 Trail Blvd, El Reno, OK 73036	Old 66 RV Park	1/31/2014
Pumpco, Inc.	8600 St Hwy 158, Garden City, TX 79739	Jimmy Sherrod	6/30/2014
Pumpco, Inc.	100 Hcr 4415, Grandview, TX 76050	Alan and Robyn Roberts	6/30/2016
Pumpco, Inc.	Section 185, Block 29, Forsan , TX 79733	Robert Wash	3/31/2015

Pumpco, Inc.	1673 West FM 624, Orange Grove, TX 78372	Outlaw Services	1/14/2015
Pumpco, Inc.	6612 W Hwy 67, Cleburne, TX 76033	Alan and Robyn Roberts	6/30/2014
Pumpco, Inc.	1012 US Hwy 77A, Yoakum, TX 77995	Roberts Ranch & Investments, LLC	6/30/2014
Pumpco, Inc.	1012 US Hwy 77A, Yoakum, TX 77995	Roberts Ranch & Investments, LLC	6/30/2014
Pumpco, Inc.	1012 US Hwy 77A, Yoakum, TX 77995	Roberts Ranch & Investments, LLC	6/30/2014
Pumpco, Inc.	1012 US Hwy 77A, Yoakum, TX 77995	Roberts Ranch & Investments, LLC	6/30/2014
Pumpco, Inc.	1209 S Main Street, Giddings, TX 78942	Alan and Robyn Roberts	6/30/2015
Pumpco, Inc.	1209 S Main Street, Giddings, TX 78942
Pumpco, Inc.	1209 S Main Street, Giddings, TX 78942
Pumpco, Inc.	1209 S Main Street, Giddings, TX 78942
Pumpco, Inc.	1209 S Main Street, Giddings, TX 78942
Pumpco, Inc.	1209 S Main Street, Giddings, TX 78942
Pumpco, Inc.	1209 S Main Street, Giddings, TX 78942
Pumpco, Inc.	1209 S Main Street, Giddings, TX 78942
Pumpco, Inc.	1209 S Main Street, Giddings, TX 78942
Pumpco, Inc.	1222 West Gentry, Checotah, OK	BERRY & SONS TRUCKING	9/30/2017
Pumpco, Inc.	2707 S. County Road 1180, Midland, TX 79706	RKO Midland	6/14/2017
Pumpco, Inc.	6237 HWY 77, ODEM, TX 78370	JAMES TEMPLE	7/31/2014
Pumpco, Inc.	334 Jefferies Rd, Laredo, TX 78045	Chamberlain Cattle - Co	2/1/2017
Pumpco, Inc.	723 North East 12th St, Wink, TX 79789	Mobley Brothers Property's	10/15/2014
Pumpco, Inc.	8893 S Fm 730, Boyd, TX 76023	Alan and Robyn Roberts	6/30/2014
Pumpco, Inc.	8893 S Fm 730, Boyd, TX 76023
Pumpco, Inc.	8893 S Fm 730, Boyd, TX 76023
Pumpco, Inc.	8893 S Fm 730, Boyd, TX 76023
Pumpco, Inc.	FM 50 & Southern Drive, Gillette, WY 82717	JAR Capital Investments	10/15/2016
Pumpco, Inc.	2109 Spur 581, Pearsall, TX 78061-6102	Teddy and JoAnn Riggs	4/30/2015
Pumpco, Inc.	27565 S IH 35, Encinal , TX 78019	Tony Martinez	6/30/2015
Pumpco, Inc.	2216 County Road 226, Giddings , TX 78942	Alan & Robyn Roberts	2/28/2019
Pumpco, Inc.	3610 Hwy 37 North Access, Three Rivers, TX 78071	Roberts Ranch & Investments, LLC	6/30/2015
Pumpco, Inc.	3610 Hwy 37 North Access, Three Rivers, TX 78071	Roberts Ranch & Investments, LLC	6/30/2015
Pumpco, Inc.	2398 FM 1235, Merkel, TX 79536	Butch Schuman	3/31/2015
Pumpco, Inc.	40 Acres HWY 90, Van Horn, TX 79855	JAR Capital Investments	3/31/2019
Pumpco, Inc.	10130 FM 1053, Monahans, TX 79756	Running M Enterprises	12/31/2016
Pumpco, Inc.	4250 N. US Hwy 377, Rocksprings, TX 78880	Garrett W. Grooms	10/31/2013
Pumpco, Inc.	19505 N US HWY 281, Stephenville, TX 76401	Terry Lowery	9/30/2016
Pumpco, Inc.	205 Daily St, Kenedy, TX	KENEDY FARMERS CO-OP	6/30/2016
Pumpco, Inc.	2109 Oil Mill Road, Pecos, TX 79772	J-T TEAGUE RENTALS, LLC	8/31/2016
Pumpco, Inc.	13031 Fm 2546, El Campo, TX 77437	David Allgayer	7/31/2014
MasTec North America Inc.	66 E Escalon, Suite 101, Fresno, CA 93710	BLACKSTONE ESCALON DEVELOPERS TIC	3/31/2017
MasTec North America Inc.	7900 Steubenville Pike, Imperial , PA 15126	PMCM MANAGEMENT-ENTERPRISES	6/30/2018

MasTec North America Inc.	747 Pontiac Avenue, Suite 106, Cranston, RI 08910	HORIZON REAL ESTATE HOLDING	10/31/2015
MasTec North America Inc.	1750 N. Florida Mango Road, Ste. 105/106, West Palm Beach, FL 33409	AURORA INVESTMENTS I INC	1/6/2018
Three Phase Line Construction Inc.	739 217th Street, Chicago Heights, IL 60411	Always Available Towing	4/30/2016
Three Phase Line Construction Inc.	739 217th Street, Chicago Heights, IL 60411	Always Available Towing, Inc	4/30/2016
hree Phase Line Construction Inc.	24 South Main Street, Farmington, NH 03835	Arthur Cardinal
Three Phase Line Construction Inc.	739 217th Street , Chicago Heights, IL 60411	International Transload Logistics	5/31/2016
Three Phase Line Construction Inc.	4810 W 173rd Street, Country Club Hills, IL 60478	MRK Properties LLC	11/30/2015
Three Phase Line Construction Inc.	32 Main Street, Brighton Plantation, ME 04912	Farrin Brothers & Smith, Inc	6/30/2016
Three Phase Line Construction Inc.	3165 Rt 22, Patterson, NY 12563	Froghill LLC
Three Phase Line Construction Inc.	3165 Rte. 22 , Patterson, NY 12563	Froghill LLC
Three Phase Line Construction Inc.	11 Lemon Stream Road, New Portland, ME 04961	Greg West Corp	12/31/2015
Three Phase Line Construction Inc.	1000 Monroe Road, Littleton, NH 03561	That Dam Pit Stop	4/30/2016
Three Phase Line Construction Inc.	219 Meadowcroft St, Lowell , MA 01852	Meadowcroft River Associates	2/28/2017
Three Phase Line Construction Inc.	4810 W 173rd St, Country Club Hills, IL 60478	MRK Properties LLC	11/29/2015
Three Phase Line Construction Inc.	127 Parrott Ave, Suite 2, Portsmouth, NH 03801	Hoefle, Phoenix, Gormley & Roberts, P.A.	12/31/2020
Three Phase Line Construction Inc.	1711 Union Road , West Seneca, NY 14224	RA Metzger-Great Lake Business Park	6/15/2016
Three Phase Line Construction Inc.	1711 Union Road, West Seneca, NY 14224	RA Metzger Inc Great Lakes Business Park LLC	6/15/2016
Three Phase Line Construction Inc.	529 S. 16th Street, La Porte, TX 77571	La Porte Commercial Properties, L.P.	12/31/2021
Three Phase Line Construction Inc.	1000 Monroe Road, Littleton, NH 03561	That Dam Pit Stop	4/30/2016
Three Phase Line Construction Inc.	0 Pennsylvania Ave, Saugus, MA 01906	TMGM Holdings LLC	12/31/2015
Three Phase Line Construction Inc.	25 Main Street, Farmington, NH 03835	North & South Investors, LLC	10/1/2017
Three Phase Line Construction Inc.	7475 State Hwy 5 South, Fort Plain, NY 13339		8/31/2015
MasTec North America Inc.	1020 Shelby Hwy, Gaffney, SC 28150	WAG INVESTMENTS, LLC	12/31/2020
MasTec North America Inc.	70 County Road 310, Jarrell, TX 76537	Henri Knipper	11/30/2016
MasTec North America Inc.	16200 Park Row, suite 310, Houston, TX 77084	SCP/LO Park Row, LP	4/30/2022
MasTec North America Inc.	902 Gladys Street, El Campo, TX 77437	DAEC Industrial Park, LLC
MasTec North America Inc.	1268 North Hwy 8, New Boston, TX 75570	Charles Tuck	12/23/2015
MasTec North America Inc.	8100 Fm 1785E, Big Spring, TX 79720	Donny Leek
MasTec North America Inc.	3958 SH 60, Wharton, TX 77488	DSC Properties	7/1/2016
MasTec North America Inc.	400 Wayne Rd, Vanceboro, NC 28586	John Robert Waters, Jr
MasTec North America Inc.	17385 Forest Blvd N, Hugo, MN 55038	Lessard-Nyren Leasing	5/1/2015
MasTec North America Inc.	17415 Forest Blvd N, Hugo, MN 55038	Lessard-Nyren Leasing	5/1/2015
MasTec North America Inc.	2129 US Hwy 150 N, Wataga, IL 61488	MCS Real Estate, LLC	6/2/2013
MasTec North America Inc.	1125 N High St, Carlinville, IL 62626	Leslie Hays	9/24/2011
MasTec North America Inc.	1089 Rand Road, Rapid City, SD 57702	SDN
MasTec North America Inc.	17285 Forest Blvd N, Hugo, MN 55038	Susan L. and Glen D. Kothe	5/31/2015
MasTec North America Inc.	3703 County Hwy WW, Wausau, WI 54401	North States Investments, LLC	4/28/2019
MasTec North America Inc.	926/934 State Highway 17 South, Eagle River, WI 54521	North States Investments, LLC	4/28/2019
MasTec North America Inc.	4 Midwest Drive, Pacific, MO 63069	Doug & Kelly Shelton	4/30/2017

MasTec North America Inc.	7120 Highland Drive, Wausau, WI 54401	DMB Investments LLC	4/1/2018
MasTec North America Inc.	15700 LEE ROAD, HUMBLE, TX 77396	ROBB WOODRUM
MasTec North America Inc.	7050 BURLESON RD, AUSTIN, TX 78744	BIOO SCIENTIFIC CORPORATION	12/9/2015
MasTec North America Inc.	800 BRAZOS UNIT # 803, AUSTIN, TX 78701	RODRIGUE, JOE H	1/31/2016
MasTec North America Inc.	2808 Industrial Terrace, Austin, TX 78758	Owned
MasTec North America Inc.	2700 E 5th St, Austin, TX 78702	Owned
MasTec North America Inc.	2703 E 5th St, Austin, TX 78702
MasTec North America Inc.	1616 N Padre Island Dr, Corpus Christi, TX 78408	Owned
MasTec North America Inc.	4423 Leston Street, Dallas, TX 75247	Addison Stone L.l.C.
MasTec North America Inc.	4421 Leston Street, Dallas, TX 75247	Addison Stone
MasTec North America Inc.	4433 Leston Street, Dallas, TX 75247	Addison Stone	5/15/2012
MasTec North America Inc.	11505 Old Galm Road, Unit 2, San Antonio, TX 78254	Greg Stovall	12/31/2009
MasTec North America Inc.	2716 East 5th St, Austin, TX 78702
MasTec North America Inc.	2726 East 5th St, Austin, TX 78702
MasTec North America Inc.	9080 Teasley Lane, Denton, TX 76210	DALLAS PIPELINE CONTRACTORS
MasTec North America Inc.	310 Regal Row LP, Suite 200, Dallas, TX 75247	310 Regal Row	4/30/2017
MasTec North America Inc.	310 Regal Row, Suite 300, Dallas, TX 80202	REGAL POINT PARTNERS LLC	4/30/2017
MasTec North America Inc.	6106 Baldwin Dr, Austin, TX 78724	HIDDEN VALLEY, LTD	6/30/2016
MasTec North America Inc.	4 Industrial Park Center, Johnstown, CO 80534	Owned
MasTec North America Inc.	152 Park Ave, Shevlin, MN 56676	Owned
MasTec North America Inc.	152 Park Ave, Shevlin, MN 56676	Owned
MasTec North America Inc.	152 Park Ave, Shevlin, MN 56676	Owned
MasTec North America Inc.	152 Park Ave, Shevlin, MN 56676	Owned
MasTec North America Inc.	County Road # 2 North, Shevlin, MN 56676	Owned
MasTec North America Inc.	3rd Street, Shevlin, MN 56676	Owned
MasTec North America Inc.	6470 28th Ave, Rugby, ND 58368	Owned
MasTec North America Inc.	7004 11th Ave SW, Rochester, MN 55902	Williams, Joel	9/30/2016
MasTec North America Inc.	1402 Hwy 5 West, Rolla, ND 58367	Munro Contractors Inc
MasTec North America Inc.	8530 EAGLE POINT BLVD, SUITE 100, LAKE ELMO, MN 55042	REGUS MANAGEMENT	11/30/2015
MasTec North America Inc.	700 COMMERCE DRIVE SUITE 235, WOODBURY, MN 55125	CROSSROADS COMMERCE CENTER, LLC	5/30/2021
MasTec North America Inc.	13000 SW 232nd St, Goulds, FL 33170	South Florida Growers Association, Inc	1/31/2017
MasTec North America Inc.	28280 Old 41 Road, Bonita Springs, FL 34135	Causeway Services, Inc	1/31/2017
MasTec North America Inc.	3481 Hwy 17S, Brunswick, GA 31523	Jimmy Veal Family Ltd Partnership
MasTec North America Inc.	4601 SW 30th St, Ft. Lauderdale, FL 33314	Owned- Rent to Efficiency Enterprise
MasTec North America Inc.	2801 SW 46th Ave, Ft. Lauderdale, FL 33314	Owned
MasTec North America Inc.	2801 SW 46th Ave, Ft Lauderdale, FL 33314	Owned
MasTec North America Inc.	7775 NW 48 Street, Suite 100, Doral, FL 33166	Corporate Park of Doral	9/30/2017
MasTec North America Inc.	2290 NW 110th Ave, Miami, FL 33172	R&N Properties Land Trust	3/31/2017
MasTec North America Inc.	4025 Edison Ave, Ft. Myers, FL 33916	Owned

MasTec North America Inc.	1819 Totten Road, Ft. Pierce, FL 34947	Owned
MasTec North America Inc.	50 Hill Avenue, Fort Walton Beach, FL 32548	Scott Unlimited LLC	12/31/2016
MasTec North America Inc.	14740 NW 22nd Ct, Opa Locka, FL 33054	Owned
MasTec North America Inc.	125 Commerce Way, Sanford, FL 32771	Owned
MasTec North America Inc.	49 Sonny Perdue Drive, Savannah, GA 31408	KW International
MasTec North America Inc.	112 & 114 Commercial Place, Sebring, FL 33876	Steven D & Leslie G Copeland	12/31/2016
MasTec North America Inc.	10441 SW 187th St, Miami, FL 33157	Irma Mas
MasTec North America Inc.	7221 Dr Martin Luther King Blvd E, Tampa, FL 33619	Owned
MasTec North America Inc.	416 E Bay Street, Winter Garden, FL 34787	Bogard-Cardarelli Investments	1/31/2017
Wanzek Construction Inc.	14297 27th M Street NW, Alexander, ND	M Space
Wanzek Construction Inc.	16300 Katy Freeway, Houston, TX 77094	ENSCO Offshore Company	10/22/2018
Wanzek Construction Inc.	2028 NW 2nd Ave., West Fargo, ND 58078	Le Petomane Properties Inc.	10/1/2023
Wanzek Construction Inc.	1911 West Main Avenue, West Fargo, ND 58078	Mastec
Wanzek Construction Inc.	1916 2nd Ave NW, West Fargo, ND 58078	Mastec
Wanzek Construction Inc.	1910 West Main Avenue, West Fargo, ND 58078	Mastec
Wanzek Construction Inc.	4149 Arthur Drive, Fargo, ND 58103	Woodhaven
MasTec Canada Inc	259 Aquaduct Drive Brooks, Alberta	Little Country Investors	4/30/2018
MasTec Canada Inc	1010 Brier Park Drive N.W, Medicine Hat, AB	Little Country Investors	4/30/2018
MasTec Canada Inc	2105 North Service Road , Swift Current, SK	Little Country Investors	4/30/2018
MasTec Canada Inc	Lot 4 Blk/Par Cplan No 102030679, Estevan, SK	Little Country Investors	4/30/2018
MasTec Canada Inc	9929 Swanson Street, Fort St John, BC	Little Country Investors	4/30/2018
MasTec Canada Inc	27323-144 Twp Rd 394, South Aspelund Industrial Park, Blackfalds AB	Little Country Investors	9/30/2026
MasTec Canada Inc	PO Box 390 565 Lane 9, Powell, WY	Little Country Investors	4/30/2018
MasTec Canada Inc	5241 142 Drive NW, Williston, ND	Little Country Investors	4/30/2018
MasTec Canada Inc	PO Box 38, 350 Aquaduct Drive, Brooks, AB	LWL Properties	10/31/2018
MasTec Canada Inc	850-333 7th Avenue SW , Calgary, AB	20 Vic Management	11/30/2017
MasTec Canada Inc	850-333 7th Avenue SW - Storage, Calgary, AB	20 Vic Management	11/30/2017
MasTec Canada Inc	3765-73 30th Street, Whitecourt, AB	1236939 Alberta Ltd	9/30/2020
MasTec Canada Inc	2613 Twp Rd 531A, Fath Acheson Industrial Park, Edmonton, AB	ALS Corpro Canada Ltd	12/31/2021
MasTec Canada Inc	10211 97 Avenue, Clairmont AB	Diamond Cut Industrial Park LTD	4/30/2021
MasTec Canada Inc	1105 - 7 Ave SW, Calgary AB	Resman Investments Ltd.	4/30/2017
MasTec Canada Inc	Dome Tower - 2000, 333-7th Avenue SW, Calgary, AB - Storage	20 Vic Management	3/31/2023
MasTec Canada Inc	Dome Tower - 2000, 333-7th Avenue SW, Calgary, AB	Enerplus	3/31/2023
MasTec Canada Construction Inc.	240 - 2755 Broadmoor, Sherwood Park AB	Dream Office LP	9/30/2019
MasTec Canada Construction Inc.	Unit851, 2580 Broadmoor Blvd, Sherwood Pard	Real Storage	month to month
MasTec Canada Inc	Fort MacKay, AB	1819576 Alberta Ltd. (Lot 38)	4/29/2018
MasTec Canada Inc	Fort MacKay, AB	Caribou Energy Park Ltd.	10/30/2018
MasTec Canada Inc	Fort MacKay, AB	Caribou Energy Park Ltd.	4/29/2018
MasTec Canada Inc	Fort MacKay, AB	Caribou Energy Park Ltd.	4/29/2018
MasTec Canada Inc	87 Elizabeth Avenue, St. John's, NL	JAC REALTY	11/30/2017
MasTec Canada Inc	6709 44 Avenue , Ponoka, AB	1735465 Alberta Ltd	6/14/2016
MasTec Canada Inc	17505 107 Ave, Suite 205 , Edmonton, AB	World Profit Inc	1/31/2016

MasTec Canada Inc	17507 107 Ave, Suite 201, Edmonton, AB	JFG Properties	1/31/2016
MasTec Canada Inc	17424 - 106A Ave NW, Edmonton, AB	J.K Mckenzie Holdings	7/31/2016
MasTec Canada Inc	10202 74 Ave, Clairmont AB	BD Rentals & Consulting Inc
MasTec Canada Inc	9220 Golf Course Road, Dawson Creek BC	BD Rentals & Consulting Inc

SCHEDULE 9(e)

Investment Property

See Annex A to the Fifth Amended and Restated Pledge Agreement

OTHER EQUITY INVESTMENTS

Domestic Entities
MasCo Energy, LLC	49% owned by [FL NewCo] (to be owned by MasTec North America, Inc.)	Texas	47-4004312

SCHEDULE 9(f)

Deposit Accounts

Grantor	Bank Account Number	Institution
Bottom Line Services, LLC	3359872978	Bank of America NA
Bottom Line Services, LLC	3359872986	Bank of America NA
Bottom Line Services, LLC	4427711758	Bank of America NA
Bottom Line Services, LLC	4427257746	Bank of America NA
EC Source Services, LLC	4427148758	Bank of America NA
EC Source Services, LLC	3359491084	Bank of America NA
Energy Erectors, Inc.	1000135235629	Suntrust Bank
Energy Erectors, Inc.	1000165810895	Suntrust Bank
Energy Erectors, Inc.	1000105686991	Suntrust Bank
MasTec ETS Service Company, LLC	3359886317	Bank of America NA
MasTec, Inc.	3756285723	Bank of America NA
MasTec, Inc.	711451126200	Bank of America NA (Canada)
MasTec, Inc.	4427586970	Bank of America NA
MasTec, Inc.	3756285752	Bank of America NA
MasTec, Inc.	4427596423	Bank of America NA
MasTec, Inc.	3299122756	Bank of America NA
MasTec, Inc.	3359000802	Bank of America NA
MasTec, Inc.	3756285626	Bank of America NA
MasTec, Inc.	3756285655	Bank of America NA
MasTec, Inc.	3299122772	Bank of America NA
MasTec, Inc.	4427144639	Bank of America NA
MasTec, Inc.	3756285600	Bank of America NA
MasTec Network Solutions, LLC	3359865816	Bank of America NA
MasTec Network Solutions, LLC	4451108023	Bank of America NA
MasTec Network Solutions, LLC	3359482794	Bank of America NA
MasTec Network Solutions, LLC	4427107485	Bank of America NA
MasTec Network Solutions, LLC	4427107498	Bank of America NA
MasTec North America, Inc.	3299128662	Bank of America NA
MasTec North America, Inc.	4426854920	Bank of America NA
MasTec North America, Inc.	4427090152	Bank of America NA
MasTec North America, Inc.	4427711172	Bank of America NA
MasTec North America, Inc.	3359870816	Bank of America NA
MasTec North America, Inc.	4426347822	Bank of America NA
MasTec North America, Inc.	4427243543	Bank of America NA
MasTec North America, Inc.	3359867408	Bank of America NA
MasTec North America, Inc.	3359480616	Bank of America NA
MasTec North America, Inc.	4427243530	Bank of America NA
MasTec North America, Inc.	3359322396	Bank of America NA
MasTec North America, Inc.	4427251247	Bank of America NA
WesTower Communications, LLC	3300384885	Silicon Valley
WesTower Communications, LLC	3300384870	Silicon Valley
MasTec Power Corp.	3359887703	Bank of America NA
MasTec Power Corp.	4427923591	Bank of America NA
MasTec Wireless Services, LLC	4427107566	Bank of America NA
Pretec Directional Drilling, LLC	3359889410	Bank of America NA
Pretec Directional Drilling, LLC	3359967968	Bank of America NA
Pretec Directional Drilling, LLC	4451122478	Bank of America NA
EC Source Aviation, LLC	4427148622	Bank of America NA
T&D Power, Inc.	4427148596	Bank of America NA
T&D Power, Inc.	3359491100	Bank of America NA
Three Phase Line Construction, Inc.	4426867700	Bank of America NA
Three Phase Line Construction, Inc	4426864648	Bank of America NA
Three Phase Line Construction, Inc	3359865766	Bank of America NA

Wanzek Construction, Inc.	3359322404	Bank of America NA
Wanzek Construction, Inc.	4427090042	Bank of America NA
Wanzek Construction, Inc.	2449543517	Wells Fargo
Pumpco, Inc.	3359873638	Bank of America NA
Pumpco, Inc.	4427586530	Bank of America NA
Pumpco, Inc.	3359481341	Bank of America NA
Pumpco, Inc.	3820265970	Capital One Bank
Pumpco, Inc.	70511311	Classic Bank
Precision Pipeline LLC	4426857545	Bank of America NA
Precision Pipeline LLC	3359329698	Bank of America NA
Precision Pipeline LLC	3359329706	Bank of America NA
Precision Pipeline LLC	4426857558	Bank of America NA
Precision Pipeline LLC	4426857561	Bank of America NA
Precision Pipeline LLC	4426857532	Bank of America NA
Precision Pipeline LLC	4290206178	Community Bank Big Flats
Precision Pipeline LLC	68241477	United Bank, WV
Precision Pipeline LLC	8227225	Citizens National Bank, TX
Precision Pipeline LLC	153911612361	US Bank
Precision Pipeline LLC	9844762709	M&T Bank
Precision Pipeline LLC	715231002	First Citizen's Bank of Troy PA
Precision Pipeline LLC	1003193	Peoples National Bank-PA
Precision Pipeline LLC	5176009456	BB&T Bank WV
Precision Pipeline LLC	2001017955	Community Bank TV Waynesburg
Precision Pipeline LLC	3164998787	Wells Fargo
Precision Transport Company, LLC	4426857503	Bank of America NA

SCHEDULE 9(i)

Commercial Tort Claims

Grantor	Adverse Party(ies)	Nature of Claim	Status of Claim
Bottom Line Services LLC	Brad Ramsey, Individually	Demand for Arbitration for breach of fiduciary duty, usurpation of corporate opportunities, tortious interference with contracts and misappropriation of confidential information.	Demand filed. Awaiting response.
MasTec, Inc.	Aon Risk of Florida, Inc.	MasTec filed a claim against AON, its D&O broker for not promptly notifying the excess.	Parties are participating in Discovery.
MasTec North America, Inc.	Adesta Communications (Bankruptcy)	Secured and unsecured claims against Adesta.
Ch. 11 filing by Adesta. The creditors are now fighting over how the proceeds will be allocated. The Trustee has been trying to figure out how to allocate the proceeds among the parties. Based on a settlement, we believe we would be entitled to approximately $1.3 million.

MasTec North America, Inc.	El Paso Pipeline Field Services, L.P.	Claim against El Paso for out of scope pipeline work done by MasTec.
Jury awarded verdict in MasTec's favor for $4.7 mm. Court entered judgment notwithstanding the verdict in El Paso's favor and awarded MasTec $0. MasTec appealed. Appellate court issues opinion in July 2009 reversing trial court's ruling and ordering reinstatement of verdict sum. El Paso has petitioned the Texas Supreme Court for review. The issue has been fully briefed and the Parties await the Court's ruling.

MasTec Renewables Construction Company	Mercer County Improvement Authority and Mercer County	Filed a lawsuit under a number of legal theories. One of the causes of action is negligence for the MCIA and Mercer County's failure to post a payment bond on the construction project.	The parties have a non-binding settlement term sheet and are trying to finalize a final agreement. Bondholder consent is required.
MasTec Renewables Construction, Ltd.	Ascent Solutions, Inc.	Lawsuit for Breach of Contract and Negligence	MasTec filed an action against Ascent for failing to meet the standard of care in preparing the engineering for the project.
Precision Pipeline, LLC	Trico Survying and Mapping, Inc. and GAI Consultants, Inc.	Filed lawsuit for negligent misrepresentation because the drawings they provided for the dominion project was below the standard of care.	The Court awarded the Defendants Summary Judgment. Precision has filed a notice of appeal.

EXHIBIT A

FORM OF SECURITY JOINDER AGREEMENT

THIS SECURITY JOINDER AGREEMENT dated as of ____________, 20 (this “Security Joinder Agreement”), is made by___________ , a___________________(the “Joining Grantor”), in favor of BANK OF AMERICA, N.A., in its capacity as Administrative Agent (the “Administrative Agent”) for the Secured Parties (as defined in the Credit Agreement referenced below; all capitalized terms used but not defined herein shall have the meanings provided therefor in such Credit Agreement).

RECITALS:

A.Mastec, Inc., a Florida corporation (the “Company”), Mastec North America, Inc., a Florida corporation (“Mastec North America” and, together with the Company, collectively, the “Borrowers” and each individually a “Borrower”), the lenders party thereto and the Administrative Agent are party to that certain Fourth Amended and Restated Credit Agreement dated as of February 22, 2017 (as in effect on the date hereof, the “Credit Agreement”).
B.The Borrowers, each Subsidiary Guarantor and the Administrative Agent are party to that certain Amended and Restated Security Agreement dated as of February 22, 2017 (as in effect on the date hereof, the “Security Agreement”).
C.The Joining Grantor is a Subsidiary of the Company and is required by the terms of the Credit Agreement to become a Subsidiary Guarantor and be joined as a party to the Security Agreement as a Grantor (as defined in the Security Agreement).
D.The Joining Grantor will materially benefit directly and indirectly from the making and maintenance of the extensions of credit made from time to time under the Credit Agreement, Secured Cash Management Agreements, Secured Hedge Agreements and Secured Permitted Standalone Letters of Credit.

In order to induce the Secured Parties to from time to time make and maintain extensions of credit under the Credit Agreement, Secured Cash Management Agreements, Secured Hedge Agreements and Secured Permitted Standalone Letters of Credit, the Joining Grantor hereby agrees as follows:
1.Joinder. The Joining Grantor hereby irrevocably, absolutely and unconditionally becomes a party to the Security Agreement as a Grantor and bound by all the terms, conditions, obligations, liabilities and undertakings of each Grantor or to which each Grantor is subject thereunder, including without limitation the grant pursuant to Section 2 of the Security Agreement of a security interest to the Administrative Agent for the benefit of the Secured Parties in the property and property rights constituting Collateral (as defined in Section 2 of the Security Agreement) of such Grantor or in which such Grantor has or may have or acquire an interest or the power to transfer rights therein, whether now owned or existing or hereafter created, acquired or arising and wheresoever located, as security for the payment and performance of the Secured Obligations (as defined in the Security Agreement), all with the same force and effect as if the Joining Grantor were a signatory to the Security Agreement.
2.Affirmations. The Joining Grantor hereby acknowledges and reaffirms as of the date hereof with respect to itself, its properties and its affairs each of the waivers, representations, warranties, acknowledgements and certifications applicable to any Grantor contained in the Security Agreement.
3.Supplemental Schedules. Attached to this Security Joinder Agreement are duly completed schedules (the “Supplemental Schedules”) supplementing as thereon indicated the respective Schedules to the Security Agreement. The Joining Grantor represents and warrants that the information contained on each of the Supplemental Schedules with respect to such Joining Grantor and its properties and affairs is true, complete and accurate as of the date hereof.
4.Severability. If any provision of this Security Joinder Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Security Joinder Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
5.Counterparts. This Security Joinder Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Security Joinder Agreement to produce or account for more than one such counterpart executed by the Joining Grantor. Without limiting the foregoing provisions of this Section 5, the provisions of Section 10.10 of the Credit Agreement shall be applicable to this Security Joinder Agreement.
6.Delivery. The Joining Grantor hereby irrevocably waives notice of acceptance of this Security Joinder Agreement and acknowledges that the Secured Obligations are and shall be deemed to be incurred, and credit extensions under the Loan Documents, Secured Cash Management Agreements, Secured Hedge Agreements and Secured Permitted Standalone Letters of Credit made and maintained, in reliance on this Security Joinder Agreement and the Grantor’s joinder as a party to the Security Agreement as herein provided.

7.    Governing Law; Jurisdiction; Waiver of Jury Trial; Etc. The provisions of Sections 28 and 29 of the Security Agreement are hereby incorporated by reference as if fully set forth herein

IN WITNESS WHEREOF, the Joining Grantor has duly executed and delivered this Security Joinder Agreement as of the day and year first written above.

JOINING GRANTOR:

By:_______________________________
Name:____________________________
Title: ____________________________

SUPPLEMENTAL
SCHEDULE 7(f)

Grantor Information

I.	II.	III.	IV.	V.	VI.
Name	Jurisdiction of Formation/Form of Entity/I.D. Number	Address of Chief Executive Office	Trade Styles	Collateral Locations (and Type of Collateral)	Name and City and State of Landlord of Collateral Location (if leased)

Delivered pursuant to Security Joinder Agreement of______________
Applicable Date:________, 20_____

SUPPLEMENTAL
SCHEDULE 9(e)

Investment Property

	Securities Accounts			Other Investment Property
Grantor	Name and Address of Securities Intermediary	Account Number	Name and Type of Issuer	Quantity of Shares or Other Interest	Certificate Number(s)

Delivered pursuant to Security Joinder Agreement of___________
Applicable Date:________, 20____

SUPPLEMENTAL
SCHEDULE 9(f)

Deposit Accounts

	Name and Address of		Certificate of Deposit No.
Grantor	Depository Institution	Account No.	(If applicable)

Delivered pursuant to Security Joinder Agreement of_____________
Applicable Date:________, 20_____

SUPPLEMENTAL
SCHEDULE 9(i)

Commercial Tort Claims

Grantor	Adverse Party(ies)	Nature of Claim	Status of Claim

Delivered pursuant to Security Joinder Agreement of____________
Applicable Date:________, 20_____